As filed with the Securities and Exchange Commission on July 9, 2001
                                                      File Nos.  333-_____
                                                                 811-5034
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO. [ ]
                        POST-EFFECTIVE AMENDMENT NO. [ ]

                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                     230 Commerce Way, Portsmouth, NH 03801
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, Including Area Code: (603) 436-5152

                                John L. Shields
                            Citizens Advisers, Inc.
                                230 Commerce Way
                              Portsmouth, NH 03801
                    (Name and Address of Agent for Service)

                                WITH COPIES TO:
                 Roger P. Joseph, Esq.    Beth R. Kramer, Esq.
                 Bingham Dana LLP         Kirkpatrick & Lockhart LLP
                 150 Federal Street       1251 Avenue of the
                 Boston, MA  02110        Americas, 45th Floor
                                          New York, NY 10020

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   as soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933

                     Title of Securities Being Registered:
      Shares of Beneficial Interest (without par value) of the Registrant
    ------------------------------------------------------------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon
Section 24(f).

It is proposed that this filing will become effective on August 8, 2001 pursuant to Rule 488 under the Securities Act of 1933.

             **PRELIMINARY PROXY MATERIALS - NOT FOR DISTRIBUTION**

                            MEYERS INVESTMENT TRUST
                            8901 Wilshire Boulevard
                        Beverly Hills, California 90211


                                August __, 2001


Dear Shareholder:

     The Board of Trustees (the "Board") of Meyers Investment Trust (the "Trust ") is pleased to submit for your vote a proposal to reorganize the Meyers Pride Value Fund (the "Meyers Fund") into a new fund called the Citizens Value Fund (the "Value Fund"). This fund will be a series of Citizens Funds. The Value Fund will be managed by Citizens Advisers, Inc. ("Citizens"), however, MEYERS CAPITAL MANAGEMENT, LLC ("MEYERS CAPITAL"), THE CURRENT INVESTMENT ADVISER TO THE MEYERS FUND, WILL SERVE AS SUBADVISER TO THE VALUE FUND. SHELLY J. MEYERS, THE PORTFOLIO MANAGER OF THE MEYERS FUND SINCE INCEPTION ON JUNE 13, 1996, AND PRESIDENT OF MEYERS CAPITAL, WILL CONTINUE TO BE RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE VALUE FUND PURSUANT TO A SUBADVISORY AGREEMENT WITH CITIZENS. THE VALUE FUND WILL BE MANAGED IN A MANNER CONSISTENT WITH THE CURRENT INVESTMENT PROGRAM ESTABLISHED BY THE MEYERS FUND.

     As a shareholder of the Meyers Fund you are being asked to consider a transaction in which there is a tax free exchange of shares between one fund group and another, which is commonly referred to as a "reorganization." The term "reorganization" is commonly used in the mutual fund industry to describe transactions where there is a merger of one fund into another fund or one fund becomes part of another fund family. As a result of the reorganization, you will receive shares of the Value Fund (the "Shares" or the "Value Fund Shares") equal in value to the Meyers Fund shares you own at the time of the reorganization. The newly established Value Fund will be a series of the Citizens Funds family of funds. Citizens Funds was established in 1982, and Citizens currently has approximately $1.7 billion in assets under management. In order to effect the reorganization (the "Reorganization"), the Board submits for your approval an Agreement and Plan of Reorganization (the "Plan"). As a condition to the proposed transaction, the Meyers Fund and the Value Fund will receive an opinion of counsel to the effect that based on certain representations provided by the Meyers Fund and the Value Fund neither the Meyers Fund or the Value Fund nor the shareholders of the Meyers Fund will recognize any gain or loss as a result of the reorganization transaction for income tax purposes.

     The Board considered various factors in deciding to approve the Plan and present it to Meyers Fund shareholders. Factors considered by the Board, include the following: first, the Board considered that although Citizens will be the new fund adviser, the Value Fund will be subadvised by Meyers Capital and the day-to-day investment management will continue to be performed by Shelly J. Meyers. Second, the new Value Fund will be managed in a manner consistent with the current Meyers Fund's investment program as more fully described herein. Third, because Citizens has a larger marketing staff the Board believes the Reorganization will likely provide the Meyers Fund with accelerated opportunities for asset growth. Fourth, the Board believes that access to the Citizens' large family of mutual funds will provide you with a convenient way to make investments in a variety of funds within the same fund family. Finally, Citizens Funds has a long committed history of investing in companies that are managed in a socially responsible manner, which includes investing in companies that have positive workplace records.

     The Reorganization of the Meyers Fund will occur if approved by the affirmative vote of the shareholders of the Meyers Fund holding a majority of the outstanding shares. Please vote your shares by telephone, by the Internet or by mail. Voting your shares promptly will ensure that they will be represented. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares. Following this letter is a Q&A summarizing the Reorganization and information on how to vote your shares.

     Please read the entire Combined Prospectus/Proxy Statement, which includes detailed information regarding the proposed Reorganization, carefully before you vote.

     THE BOARD BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE MEYERS FUND AND ITS SHAREHOLDERS GIVEN THE ANTICIPATED OPPORTUNITIES FROM THIS TRANSACTION AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

     Thank you for your prompt attention and participation.


                                  Sincerely,



                                  -----------------------------
                                  Shelly J. Meyers
                                  Chairman of the Board and President

                THE MEYERS PRIDE VALUE FUND/CITIZENS VALUE FUND

                                   PROXY Q&A

THE FOLLOWING IS IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE. PLEASE READ THE ENTIRE COMBINED PROSPECTUS/PROXY STATEMENT.

WHY AM I RECEIVING THIS PROXY?

As a shareholder of Meyers Pride Value Fund (the "Meyers Fund") you are being asked to consider a transaction in which there is a tax free exchange of shares between one fund group and another, which is commonly referred to as a "reorganization." The term "reorganization" is commonly used in the mutual fund industry to describe transactions where there is a merger of one fund into another fund or where one fund becomes part of another fund family. You are being asked to vote on a proposal to reorganize the Meyers Fund into a new fund called the Citizens Value Fund (the "Value Fund"). This fund will be a series of the Citizens Funds. As a result of this "reorganization," you will receive voting shares of the Value Fund equal in value to the Meyers Fund voting shares you own at the time of the "reorganization" (the "Reorganization").

WHY IS THIS REORGANIZATION TAKING PLACE?

The Reorganization described in this Combined Prospectus/Proxy Statement is being proposed in conjunction with a transaction between Meyers Capital Management, LLC ("Meyers Capital") and Citizens Advisers, Inc. ("Citizens") (the "Transaction"). In determining to approve the Reorganization and present it to shareholders the Board of Trustees (the "Board") of the Meyers Fund considered the Meyers Fund's best options for leveraging fund performance, style of investing and existing distribution channels to obtain optimal asset growth. After reviewing a variety of options, the Board concluded that Citizens Funds would be the best strategic partner. The primary reasons for this conclusion were the existing synergies between Citizens and Meyers Capital. These include a commitment to socially responsible investing by both groups, participation in the same distribution network and complementary investment styles, with Citizens Funds focusing on growth style investing and Meyers Fund focusing on value style investing.

UPON REORGANIZATION, WILL THE PORTFOLIO MANAGEMENT OF THE CITIZENS VALUE FUND DIFFER FROM THAT OF THE MEYERS PRIDE VALUE FUND?

MEYERS CAPITAL WILL ENTER INTO A SUBADVISORY AGREEMENT WITH CITIZENS WITH RESPECT TO THE VALUE FUND. SHELLY J. MEYERS, AS SHE HAS SINCE INCEPTION OF THE MEYERS FUND, WILL STILL BE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT MANAGEMENT OF THE VALUE FUND. The Value Fund will continue to be managed in a manner consistent with the current investment program established by the Meyers Fund but will expand to incorporate new social criteria and screens currently used by other Citizens funds. The Board believes that this expanded social screening will enhance opportunities for the Meyers Fund shareholders to address a variety of social concerns while still being compatible with the Meyer's Fund's mission of investing in companies that have positive workplace records and policies in regards to all company employees. The Value Fund will only invest in companies that meet a high standard for corporate and environmental responsibility, meaning that they have positive workplace, community and environmental records.

AS A SHAREHOLDER WHO PURCHASED THE MEYERS FUND BECAUSE OF THE GAY AND LESBIAN SOCIAL WORKPLACE OBJECTIVE, HOW WILL THE NEW VALUE FUND INCORPORATE THIS SOCIAL GOAL?

Meyers Capital feels that Citizens' workplace screens embody the spirit of supporting gay and lesbian rights at work. By offering a fund that incorporates additional social criteria such as environment and community, Meyers Capital believes the attention that will be paid to equality in the workplace will be heightened, not lessened. Research analysts will seek to identify companies' written policy regarding gay and lesbian rights during the screening process. As with all the funds in the Citizens family, diversity and equal opportunity will be a critical screening element in the Value Fund. It is Citizens' policy to avoid companies that have patterns of discrimination based on elements such as sexual orientation.

WHEN WILL THIS REORGANIZATION OCCUR?

The Reorganization is scheduled to take place shortly after it is approved by the Meyers Fund shareholders. At that time, you will receive new account information on your new ownership in the Value Fund.

WHAT DO I HAVE TO DO TO BECOME A SHAREHOLDER IN THE VALUE FUND?

Shareholders are being asked to approve this Reorganization through voting at the Special Meeting of Shareholders, which is scheduled to occur September 14, 2001. Please vote before that date and at your earliest convenience. Your vote is very important. You have the flexibility to cast your vote either by phone, Internet or mail.

At the time of the Reorganization, shareholders' accounts will automatically be transferred to the Value Fund and shareholders will receive Shares equal in value to the Meyers Fund Shares they own on the day of the Reorganization.

WHAT WILL HAPPEN TO MY MEYERS FUND ACCOUNT?

After the Reorganization, shareholders will be assigned a new account with the Value Fund. This process will occur automatically, with no action required by you. Each shareholder's financial interest and value of Shares will remain the same immediately before and after the Reorganization.

WILL ALL OF MY CURRENT ACCOUNT OPTIONS SUCH AS SYSTEMATIC PURCHASES AND WITHDRAWAL PLANS TRANSFER OVER TO CITIZENS?

Account servicing features generally will transfer to new Citizens accounts. Shortly after the Reorganization, shareholders will receive information that further describes these options and Citizens' diversified product line. The preliminary prospectus for the Value Fund is attached, and you should review it carefully before deciding how to vote. Helping to facilitate the Reorganization is that both groups currently use the same fund accountant which should greatly simplify the integration. In general, the existing distribution channels (i.e., brokerage houses, advisers) will remain the same.

WHAT BENEFITS WILL I HAVE AS A CITIZENS SHAREHOLDER?

With over 19 years of investment management experience, Citizens has made a significant commitment to the development of world-class socially responsible investment management products. Not including the Value Fund, Citizens has seven mutual funds, including five equity funds primarily using a growth style investment strategy. Shareholders of record at the time of the Reorganization will be allowed to exchange their Value Fund Shares for shares of a corresponding class of any other Citizens mutual fund in the future, assuming shareholders meet that other fund's minimum investment requirement.

WILL I INCUR TAX LIABILITY AS A RESULT OF THIS REORGANIZATION?

The Reorganization will be a tax-free event. Shareholders will not recognize any taxable gains or losses pursuant to the proposed transaction. Furthermore, the cost basis and holding period of each fund investment will remain the same.

Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their Meyers Fund Shares before the Reorganization or redeem or exchange their Value Fund Shares after the Reorganization. Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur prior to or after the Reorganization, which distributions may include realized gains from sales of portfolio securities. Please note that retirement plans and accounts are generally exempt from such tax consequences, although distributions from tax qualified plans are not exempt from tax consequences.

WHO WILL PAY FOR THE REORGANIZATION?

The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Citizens and Meyers Capital and not by either the Meyers Fund or the Value Fund (or shareholders of either Fund).

WHERE CAN I GET MORE INFORMATION ABOUT THIS REORGANIZATION?

Call the Meyers Fund at 1-800-410-3337.

WHERE CAN I GET MORE INFORMATION ABOUT CITIZENS?

Visit Citizens' web site at www.citizensfunds.com or call Citizens at 1-800-223-7010. Additionally, we encourage you to contact your financial advisor.

HOW CAN I VOTE MY SHARES?

You can vote by calling 1-800-690-6903. Internet voting also is available at www.proxyvote.com. If you do vote by telephone or electronically, you do not need to mail your proxy card. You may also vote your Shares by completing and signing the enclosed proxy card(s) and returning in the enclosed postage-paid envelope. Voting promptly is very important. YOU
SHOULD NOT WAIT UNTIL SEPTEMBER 14, 2001 TO VOTE. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting scheduled for September 14, 2001. You and all other Meyers Fund shareholders will benefit from your cooperation.

HAS A PROXY SOLICITATION FIRM BEEN RETAINED?

Yes. We have hired Georgeson Shareholder Communications Inc. ("GSC") to assist in the solicitation of proxies for the meeting. While we expect most proxies to be returned by mail or voted over the Internet or by telephone, we may also solicit proxies by telephone, fax or personal interview. If you need assistance in voting your shares, please contact GSC, at _______________________.

             **PRELIMINARY PROXY MATERIALS - NOT FOR DISTRIBUTION**
                            MEYERS INVESTMENT TRUST

                              8901 WILSHIRE BLVD.
                        BEVERLY HILLS, CALIFORNIA 90211

                                  NOTICE OF A
                        SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 14, 2001


Fellow Shareholders:

     A Special Meeting of shareholders (the "Meeting") of Meyers Investment Trust (the "Trust"), on behalf of the Meyers Pride Value Fund (the "Meyers Fund"), will be held on September 14, 2001 at 9:00 p.m. Pacific Standard time, at _____________________________. At the Meeting, shareholders of the Meyers Fund will be asked to consider and act upon the following proposals:

        (1) To approve or disapprove a proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Meyers Fund, and Citizens Funds, on behalf of its series, the Citizens Value Fund (the "Value Fund") and the transactions contemplated thereby; and

        (2) To transact any other business that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

     THE BOARD OF TRUSTEES OF THE MEYERS FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MEYERS FUND VOTE IN FAVOR OF ITEM 1.

     You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Meyers Fund at the close of business on July 5, 2001.

     IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE THROUGH THE INTERNET. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. YOU SHOULD NOT WAIT UNTIL SEPTEMBER 14, 2001 TO VOTE.

                                  By Order of the Board of Trustees,

                                  ---------------------------
                                  Secretary
August 10, 2001
Beverly Hills, California

-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT


     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES OF THE MEYERS FUND (THE "MEYERS FUND SHARES") WILL BE VOTED "FOR" ALL PROPOSALS.

     In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. Meyers Fund Shares that are registered in your name, as well as Meyers Fund Shares held in "street name" through a broker, may be voted by telephone. To vote in this manner, you will need the __-digit "control" number that appears on your proxy card. To vote via the Internet, please access the web site listed on your proxy card. Meyers Fund Shares that are registered in your name, as well as Meyers Fund Shares held in "street name" through a broker may be voted via the Internet. Shareholders voting via the Internet should understand that there may be costs associated with electronic access such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.

     If we do not receive your completed proxy card after several weeks, representatives of the Trust may contact you to remind you to vote your Meyers Fund Shares.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
-------------------------------------------------------------------------------

             **PRELIMINARY PROXY MATERIALS - NOT FOR DISTRIBUTION**
                                    COMBINED
                           PROSPECTUS/PROXY STATEMENT
                             DATED AUGUST __, 2001


                                   PROSPECTUS
                              CITIZENS VALUE FUND
                          (A SERIES OF CITIZENS FUNDS)
                                230 COMMERCE WAY
                        PORTSMOUTH, NEW HAMPSHIRE 03801
                                 1-800-223-7010

                                PROXY STATEMENT

                            MEYERS INVESTMENT TRUST
                      ON BEHALF OF MEYERS PRIDE VALUE FUND
                            C/O 8901 WILSHIRE BLVD.
                        BEVERLY HILLS, CALIFORNIA 90211
                                 1-800-410-3337

     This Combined Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which, if approved by the shareholders of the Meyers Fund, you will receive shares of the Citizens Value Fund (the "Value Fund"), a mutual fund that will be advised by Citizens Advisers, Inc. ("Citizens"), in an amount in proportion to your shares of Meyers Pride Value Fund (the "Meyers Fund"), which is advised by Meyers Capital Management, LLC ("Meyers Capital"). MEYERS CAPITAL WILL SERVE AS SUBADVISER TO THE VALUE FUND PURSUANT TO A SUBADVISORY AGREEMENT WITH CITIZENS AND SHELLY J. MEYERS, THE PORTFOLIO MANAGER OF THE MEYERS FUND, SINCE INCEPTION ON JUNE 13, 1996 AND PRESIDENT OF MEYERS CAPITAL, WILL CONTINUE TO BE RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE VALUE FUND. The Value Fund and the Meyers Fund are both diversified, open-end management investment companies and are managed in a substantially similar manner. If the Plan is approved, the Value Fund will acquire substantially all of the assets, and assume certain liabilities of the Meyers Fund. As a result of implementation of the Plan, each Meyers Fund shareholder ("Meyers Fund Shareholder") will become the owner of a number of shares of the Value Fund (the "Shares" or the "Value Fund Shares") having a total net asset value equal to the total net asset value of the shareholders' holdings in the Meyers Fund on the day of the proposed transaction.


-------------------------------------------------------------------------------
  THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE MEYERS FUND UNANIMOUSLY
                       RECOMMENDS APPROVAL OF THE PLAN.
-------------------------------------------------------------------------------

     The Board of Trustees of the Trust (the "Board") are soliciting proxies in connection with a Special Meeting (the "Meeting") of the Meyers Fund Shareholders to be held on September 14, 2001 at 9:00 a.m. (Pacific Standard time) at the offices of ______________________________, at which Meeting,

Meyers Fund Shareholders will be asked to consider and approve the proposed Plan and the transactions contemplated by the Plan. This Combined
Prospectus/Proxy Statement constitutes the proxy statement of the Meyers Fund for the Meeting of Meyers Fund Shareholders and the Value Fund's prospectus for the Value Fund Shares that are to be issued in connection with the Reorganization.

     You should retain this Combined Prospectus/Proxy Statement for future reference. It sets forth concisely the information about the Value Fund that a prospective investor should know before voting on the Plan which is attached hereto as Exhibit A. The following have been filed with the SEC and are incorporated by reference: (a) Statement of Additional Information relating to this Combined Prospectus/Proxy Statement, (b) the Prospectus and Statement of Additional Information for the Meyers Fund, each dated September 28, 2000, and
(c) the Annual Report to Meyers Fund Shareholders, dated May 31, 2000 (the "Annual Report") and Semi-Annual Report dated November 30, 2000 ("the Semi-Annual Report")). Copies of these documents may be obtained upon request and without charge from the Meyers Fund by calling 1-800-410-3337, or by writing to Meyers Pride Value Fund, c/o Meyers Investment Trust, 8901 Wilshire Blvd., Beverly Hills, California 90211.

     The registration statement relating to Shares of the Value Fund has been filed with the SEC but has not yet become effective. A copy of the preliminary prospectus (the "Value Fund Preliminary Prospectus") for the Value Fund is attached to this Combined Prospectus/Proxy Statement as Exhibit B. A copy of the preliminary statement of additional information containing additional information about the Value Fund (the "Value Fund Preliminary Statement of Additional Information") is attached to the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement may be obtained without charge by writing to Citizens at its address noted above or by calling 1-800-223-7010.

     This Combined Prospectus/Proxy Statement is expected to be sent to shareholders on or about August 10, 2001.

THE SHARES OFFERED BY THIS COMBINED PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                         Page



SUMMARY....................................................................1
    ABOUT THE PROPOSED REORGANIZATION......................................1
    COMPARATIVE FEE AND EXPENSE TABLE......................................2
    COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, STRATEGIES OF THE
          MEYERS FUND AND THE VALUE FUND...................................3
    TEMPORARY DEFENSIVE INVESTMENTS........................................5
    COMPARISON OF OPERATIONS...............................................5
            Investment Management Services.................................5
            Administrative and Shareholder Services........................6
            Board Members..................................................6
            Distribution Services..........................................6
            Purchase, Exchange and Redemption Procedures...................8
            Past Performance..............................................10
            Dividends and Other Distributions.............................10
    TAX CONSEQUENCES......................................................10

RISK FACTORS..............................................................11

INFORMATION ABOUT THE REORGANIZATION......................................13
    CONSIDERATIONS BY THE BOARD AND REASONS FOR THE REORGANIZATION........13
    INFORMATION ABOUT MEYERS CAPITAL......................................17
    DESCRIPTION OF THE PLAN...............................................17
    DESCRIPTION OF THE VALUE FUND SHARES..................................17
    FEDERAL INCOME TAX CONSEQUENCES.......................................18
    COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS.........19
    CAPITALIZATION........................................................21


INFORMATION RELATING TO ADVISORY AGREEMENTS...............................21
    GENERAL INFORMATION...................................................21
    DESCRIPTION OF THE MANAGEMENT AGREEMENT...............................21
            Investment Management Fees....................................21
            Standard of Care..............................................22
            Advisory Services.............................................22
            Miscellaneous.................................................22
    DESCRIPTION OF THE MEYERS CAPITAL SUBADVISORY AGREEMENT...............22
               Subadvisory Services.......................................22
               Subadvisory Fees...........................................23

               Standard of Care...........................................23
               Miscellaneous..............................................23
    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS......................23

VOTING INFORMATION........................................................25

ADDITIONAL INFORMATION ABOUT THE CITIZENS FUNDS AND THE MEYERS FUND.......27
    VALUE FUND............................................................27
    MEYERS FUND...........................................................27
    FINANCIAL STATEMENTS AND EXPERTS......................................27
    OTHER BUSINESS........................................................28
    LITIGATION............................................................28

SHAREHOLDER PROPOSALS.....................................................29

APPENDIX
Appendix A   -      Comparison of Fundamental Objectives and Limitations
Appendix B   -      Principal Shareholders


EXHIBITS
Exhibit A    -      Agreement and Plan of Reorganization
Exhibit B    -      Preliminary Prospectus for Value Fund

                                    SUMMARY

     This summary is qualified in its entirety by reference to (i) the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, regarding the proposed Reorganization, the parties thereto and the transactions contemplated thereby, (ii) the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement, (iii) the Meyers Fund Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report which are incorporated herein by reference, (iv) the Plan attached hereto as Exhibit A, and (v) the Value Fund Preliminary Prospectus (attached hereto as Exhibit B). The Meyers Fund Statement of Additional Information and Annual Report can be obtained free of charge by calling the Meyers Fund at 1-800-410-3337 or by writing to the Meyers Fund at its address set forth above. The Statement of Additional Information relating to this combined Prospectus/Proxy Statement can be obtained free of charge by calling either the Meyers Fund at 1-800-410-3337 or Citizens at 1-800-223-7010 or by writing to either the Meyers Fund or Citizens at their respective addresses set forth above.

ABOUT THE PROPOSED REORGANIZATION

     The Board has voted to recommend approval of the Plan to the Meyers Fund Shareholders. Under the Plan, the Value Fund would acquire substantially all of the assets of the Meyers Fund in exchange solely for (1) the Value Fund's Shares to be distributed pro rata by the Meyers Fund to its shareholders and
(2) the Value Fund's assumption of certain liabilities of the Meyers Fund. As a result of the Reorganization, each shareholder of the Meyers Fund will become the owner of a number of voting Shares of the Value Fund having a total net asset value equal to the total net asset value of the shareholders' holdings in the Meyers Fund on the date of the Reorganization.

     As a condition to the Reorganization, each of the Value Fund and the Meyers Fund (each, a "Fund" and collectively, the "Funds") will receive an opinion of counsel to the effect that, based on certain representations provided by both the Value Fund and the Meyers Fund, the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that neither the Value Fund nor the Meyers Fund, nor the shareholders of the Meyers Fund, will recognize any gain or loss on the Reorganization for federal income tax purposes. The tax basis in the Value Fund Shares received by each Meyers Fund shareholder will be the same as the tax basis in his or her shares in the Meyers Fund, and each shareholder's holding period for those Value Fund Shares generally will include the holding period for his or her Meyers Fund Shares.

     The Value Fund and the Meyers Fund will be managed in a substantially similar manner. The Reorganization is subject to a number of conditions, including without limitation, approval of the Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement, receipt of the tax opinion described herein and the performance in all material respects of the Funds' respective agreements and undertakings described in the Plan.

COMPARATIVE FEE AND EXPENSE TABLE

     The Meyers Fund, like all mutual funds, incurs certain expenses in its operations, and as Meyers Fund Shareholders, you pay these expenses indirectly. The Value Fund also will incur expenses in its operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder services and distribution services, and other activities. The following table compares the expenses paid by the Meyers Fund with the expenses that you are expected to incur indirectly as a shareholder of the Value Fund. The table also includes any shareholder fees that are paid directly from your investment. YOU WILL NOT BE CHARGED ANY SALES CHARGES FOR ACQUIRING SHARES OF THE VALUE FUND IN EXCHANGE FOR SHARES OF THE MEYERS FUND THROUGH THE REORGANIZATION, OR IF YOU EXCHANGE VALUE FUND SHARES RECEIVED IN THE REORGANIZATION FOR SHARES OF A CORRESPONDING CLASS OF ANY OTHER MUTUAL FUND ADVISED OR DISTRIBUTED BY CITIZENS, ASSUMING YOU MEET THAT OTHER FUND'S MINIMUM INVESTMENT REQUIREMENTS.

THIS TABLE SHOWS THE ESTIMATED FEES AND EXPENSES OF THE VALUE FUND AND THE FEES AND EXPENSES OF THE MEYERS FUND FOR ITS FISCAL YEaR ENDED MAY 31, 2001.


                                                    VALUE FUND     MEYERS FUND
SHAREHOLDER FEES
Fees Paid Directly From Your Investment................None*          None

MAXIMUM SALES
CHARGE (LOAD) IMPOSED ON PURCHASES.....................None           None

MAXIMUM DEFeRRED SALES
CHARGE (LOAD)..........................................None           None

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON REIMBURSED DIVIDENDS........................None           None

REDEMPTION/EXCHANGE FEE................................None           None

ANNUAL FUND OPERATING EXPENSES (Before Reimbursements/Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee..........................................1.00%2       1.00%2
Distribution and/or Service (12b-1) Fees................0.25%3       0.25%3
Other Expenses4.........................................0.80%        3.38%
Total Annual Fund Operating Expenses....................2.05%        4.63%


-------------------------------------------------------------------------------
* A fee of $3.00/month currently is charged on accounts that fall below a minimum balance of $2,500 ($1,000 minimum balance for Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and Automatic Investment Plan Accounts). This fee does not apply to IRA accounts.
1   Reimbursements/Waivers of Fund Expenses             0.10%        2.68%

    Total Annual Fund Operating Expenses (after         1.95%        1.95%
    reimbursement/waivers)

2 Citizens will be paid a management fee of 1.00% of average net assets up to and including $500,000,000 and .90% of average net assets in excess of $500,000,000. Citizens has agreed to waive fees and/or reimburse expenses so that on an annual basis the total net expenses of Shares of the Value Fund do not exceed 1.95% until June 30, 2002. Meyers Capital reimburses expenses so that expenses do not exceed 1.95% of the average daily net assets.

3 Both the Meyers Fund and the Value Fund have 12b-1 plans. The maximum 12b-1 fees that could be paid by each of the Value Fund and the Meyers Fund are 0.25%.

4   For the Value Fund, includes administrative fee of 0.10% payable to
Citizens.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Meyers Fund with the cost of investing in the Value Fund.

     The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Value Fund and the Meyers Fund operating expenses are BEFORE REIMBURSEMENTS/WAIVERS as shown in the table above and remain the same over the time periods indicated.* Contractual fee waivers and reimbursements are reflected only in the one year amount for the Value Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year     3 years      5 years     10 years
                                  ------     -------      -------     --------

Value Fund......................  $198       $633         $1,094       $2,371
Meyers Fund.....................  $198       $1,156       $2,121       $4,564

COMPARISON OF INVESTMENT OBJECTIVES, PoLICIES, STRATEGIES OF THE MEYERS FUND AND THE VaLUE FUND

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

     VALUE FUND. The Value Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization and continuing the investment program of the Meyers Fund following the Reorganization.

     The Value Fund has the investment objective of long-term capital appreciation. The Value Fund's objective may be changed without a vote of Shareholders. The Value Fund will seek to achieve its objective by investing in a diversified portfolio of equity securities of undervalued but fundamentally sound companies. The Value Fund will invest in companies that are managed in a socially responsible manner, and that are deemed to be socially and environmentally responsible, which includes investing in companies that have positive workplace, community and environmental records. The Value Fund will avoid companies whose primary business is the manufacture of alcohol, tobacco, nuclear power or conventional or nuclear weaponry. The Value Fund will avoid companies that lack diversity (i.e., representation by women or people of different racial backgrounds) on their corporate boards or in upper management. Also, the Value Fund will seek to identify companies' written policy regarding gay and lesbian rights during its screening process.

     MEYERS FUND. The Meyers Fund has the investment objective of long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but, nevertheless, fundamentally sound companies. Investing in a diversified portfolio of equity securities of undervalued but fundamentally strong companies is an investment policy of the Value Fund, but is not part of its objective. ANOTHER DIFFERENCE IN THE OBJECTIVE FROM THE VALUE FUND IS THAT THE MEYERS FUND CONTAINS AS PART OF ITS FUNDAMENTAL INVESTMENT OBJECTIVE THAT THE MEYERS FUND INVESTS EXCLUSIVELY IN COMPANIES HAVING PROGRESSIVE OPEN WORKPLACE POLICIES. Open Workplace policies are defined as policies that actively promote the value, respect and development of all company employees. At a minimum, companies considered for investment for the Meyers Fund must have in place explicit, written policies against discrimination on hiring and promotion based on sexual orientation. The Meyers Fund's objective of investing in companies that have progressive Open Workplace policies and, that have, at a minimum, in place explicit policies against discrimination in hiring and promotion based on sexual orientation is a fundamental policy of the Meyers Fund. The fundamental policies of the Meyers Fund, including its fundamental investment objective, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Meyers Fund, as determined by the Investment Company Act of 1940, as amended (the "Investment Company Act").

     PLEASE NOTE THAT A VOTE IN FAVOR OF THE PLAN WILL, IN EFFECT, REFLECT YOUR ACKNOWLEDGEMENT OF THE CHANGE THAT INVESTMENT BY THE MEYERS FUND EXCLUSIVELY IN COMPANIES HAVING PROGRESSIVE OPEN WORKPLACE POLICIES WILL NO LONGER BE PART OF THE FUNDAMENTAL OBJECTIVE; HOWEVER, THE VALUE FUND WILL SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN COMPANIES THAT ARE MANAGED IN A SOCIALLY RESPONSIBLE MANNER, WHICH INCLUDES INVESTING IN COMPANIES THAT HAVE POSITIVE WORKPLACE RECORDS.

     When deciding which securities to buy, both Funds use a "value" approach to investing, and will seek to invest in companies having the following characteristics:

     o low current value relative to earnings estimates, cash flow, book value and/or break-up value; o strong management;
     o    strong business fundamentals; and
     o    positive earnings momentum.

     During normal market conditions, each Fund expects to invest at least 60% of its net assets in equity securities of publicly traded companies with market capitalizations of at least $2 billion. Both the Value Fund and the Meyers Fund may invest up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

     The Value Fund may on occasion take temporary defensive positions in cash or cash equivalents, such as money market instruments or other high quality, short-term fixed income securities. The Meyers Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. The Meyers Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. These positions may prevent a Fund from achieving its investment objective or otherwise adversely affect Fund performance.

SEE APPENDIX A FOR A COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND OBJECTIVES OF THE VALUE FUND COMPARED TO THE MEYERS FUND.

COMPARISON OF OPERATIONS

INVESTMENT MANAGEMENT SERVICES

     VALUE FUND. Citizens, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), will act as investment adviser to the Value Fund and Meyers Capital will act as the Value Fund's subadviser. The address of Citizens is 230 Commerce Way, Portsmouth, New Hampshire 03801. Pursuant to a management agreement described in "Description of Advisory Agreements," the Value Fund will pay to Citizens for investment management services, 1.00% per annum of average net assets up to and including $500,000,000 and 0.90% per annum of average net assets in excess of $500,000,000. Citizens has agreed to waive fees and/or reimburse expenses until June 30, 2002 so that on an annual basis the total net expenses of Shares of the Value Fund do not exceed 1.95%.

     Citizens advises the Citizens Funds, and Citizens has approximately $1.7 billion in assets under management as of May 31, 2001. Citizens was established in 1982 and currently has approximately 75 employees. Citizens Funds has signed a Management Agreement with Citizens. Citizens Securities, Inc. ("Citizens Securities"), a subsidiary of Citizens, serves as Citizens Funds' distributor. Citizens Funds, Citizens and Citizens Securities are not affiliated with any bank. In its role as investment adviser to Citizens Funds, Citizens determines which companies meet the Citizens Funds' social criteria and will be carried on Citizens Funds "Approved List" of investments. Citizens also supervises its subadvisers. Citizens also selects which securities will be included in the Citizens Core Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Income Fund and Citizens Money Market Fund. Citizens performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties.

     MEYERS FUND. Meyers Capital serves as investment manager and adviser to the Meyers Fund. As the investment manager and adviser, Meyers Capital is responsible for choosing the Meyers Fund's investments and overseeing the overall operations and administration of the Meyers Fund, subject to review by the Board. Meyers Capital has served as investment adviser for the Trust on behalf of the Meyers Fund, since its inception in 1996. Meyers Capital, a registered investment adviser under the Advisers Act is located at 8901 Wilshire Boulevard, Beverly Hills, California 90211. Assuming the Reorganization is approved, Meyers Capital will act as subadviser to the Value Fund pursuant to a subadvisory agreement with Citizens Funds described in "Description of Advisory Agreements." Shelly J. Meyers, Chairman of the Board and President of Meyers Capital, will be the portfolio manager of the Value Fund. As a result of the direct and indirect interests in the transaction and in Meyers Capital, Ms. Meyers may be deemed to have a substantial interest in shareholder approval of the matters set forth in this Combined Proxy Statement/Prospectus.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

     VALUE FUND. Citizens will provide a wide variety of administrative duties for the Value Fund under an administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses as well as fees for services rendered. Citizens will sometimes perform services under this contract directly or it may contract to have specialized services provided by third parties. These fees and expenses are payable up to 0.10% of the Value Fund's average annual net assets. Citizens has contracted with BISYS Fund Services Ohio, Inc. to act as a sub-administrator to perform certain administration services for the Value Fund. In addition, Citizens Securities, Inc. ("Citizens Securities") provides a number of administrative services to the Value Fund relating to shareholders services and communications, and is paid a per account fee. Fifth Third Bank, Cincinnati, Ohio, serves as the Value Fund's custodian.

     MEYERS FUND. BISYS Fund Services, Inc. acts as shareholder servicing, dividend paying and transfer agent of the Meyers Fund and accounting agent, calculating the net asset value and providing other accounting services to the Fund. BNY Western Trust Company acts as the Meyers Fund's custodian.

BOARD MEMBERS

     As part of the Reorganization, Meyers Fund shareholders will become shareholders in a new fund that is managed by the board of Citizens Funds and not the Board of Meyers. The members of the board of Citizens Funds are different from the Board of Meyers.

DISTRIBUTION SERVICES

     VALUE FUND. Citizens Securities ("Distributor"), an affiliate of Citizens, will be the principal distributor for Shares of the Value Fund. AFTER THE REORGANIZATION IS COMPLETED, MEYERS FUND SHAREHOLDERS WILL BE ABLE TO EXCHANGE THEIR SHARES OF THE VALUE FUND FOR SHARES OF A CORRESPONDING CLASS OF ANY OTHER CITIZENS MUTUAL FUND ASSUMING THE SHAREHOLDER MEeTS THAT FUND'S MINIMUM INVESTMENT REQUIREMENTS.

     The Value Fund has adopted a 12b-1 plan (the "Value Distribution Plan") permitting it to pay an annual fee in connection with the sale and distribution of its Shares of 0.25% of the Value Fund's average daily net assets. Since this fee is paid on an ongoing basis, it may cost more than other types of sales charges over time. When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other, potentially significant, amounts (including items of material value) to investment professionals for marketing and servicing shares of the Value Fund.

     The Value Distribution Plan permits payments to be made to the Distributor and directly to broker-dealers and other persons or entities who provide distribution or administration services to the Value Fund pursuant to written agreements. The Value Distribution Plan provides that payments may be made for the provision of (i) distribution services, (ii) services in respect of the sale of shares of the Value Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Citizens Funds for recipients other than regulators and existing shareholders of the Citizens Funds and for the provision of personal service and/or the maintenance of shareholder accounts.

     Also, the Value Distribution Plan enumerates certain expenses, such as organization costs of each fund, compensation of trustees, governmental fees and taxes, which may be paid by the Citizens Funds, but which are not subject to the limits on expenditures under the Value Distribution Plan. The Value Distribution Plan states that the investment manager to the Value Fund may use its management fee revenues, as well as other profits or revenues, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the shares of the Value Fund, and that any distributor, shareholder servicing agent or service agent may use its past profits or other resources to make payments with respect to the distribution of the shares of the Value Fund, and any such payments are not subject to the expenditure limitations set forth in the Value Distribution Plan.

     MEYERS FUND. Shares of the Meyers Fund are distributed by BISYS Fund Services Limited Partnership ("BISYS LP") and are sold at the net asset value next determined after payment is received. The Meyers Fund, however, directly or indirectly may pay qualifying broker-dealers, financial institutions and other entities for providing distribution services to the Meyers Fund. The Meyers Fund has adopted a 12b-1 plan (the "Meyers Distribution Plan") whereby the Meyers Fund may finance activities that are primarily intended to result in the sale of shares of the Meyers Fund, including advertising, printing and mailing of prospectuses and reports for prospective shareholders, printing and distribution of advertising material and sales literature and compensation of persons primarily engaged in the sale and marketing of the Meyers Fund's Shares. According to the Meyers Distribution Plan, the Meyers Fund may incur distribution expenses of up to 0.25% per annum of its average net assets.

     The Meyers Distribution Plan was adopted solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale and distribution of Meyers Fund Shares. As contemplated by the Meyers Distribution Plan, BISYS LP acts as agent of the Trust in connection with the offering of Meyers Fund Shares. Pursuant to the Distribution Agreement, effective January 1, 1997, BISYS LP also acts as the Trust's Distributor, and is responsible for facilitating the continuous sale and redemption of the Meyers Fund Shares.

     The Meyers Distribution Plan may be terminated upon sixty (60) days written notice by a vote of a majority of the Trust's independent trustees or by a vote of the shareholders of the Meyers Fund, or, alternatively, by sixty
(60) days written notice by BISYS LP. The Meyers Distribution Plan may not be amended to materially increase the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Trust's independent trustees.

     The principal difference between the 12b-1 plans of the Value Fund and the Meyers Fund is that the Meyers Fund has a reimbursement plan and the Value Fund has a compensation plan. In a compensation plan, the distributor receives the distribution fee regardless of the cost of the distribution activities performed. In a reimbursement plan, the amounts payable under the distribution plan are directly related to the expenses actually incurred by the distributor for its distribution activities. In both cases, each Fund is a no load fund, and distribution expenses may not exceed 0.25% per annum of each Fund's respective average net assets.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     Procedures for the purchase, exchange and redemption of the Value Fund Shares will differ slightly from procedures applicable to the purchase, exchange and redemption of the Meyers Fund Shares. Reference is made to the Prospectus of the Meyers Fund, which is incorporated herein by reference, and to the Preliminary Prospectus for the Value Fund, which is attached hereto as Exhibit B, for a complete description of the purchase and redemption procedures applicable to the Meyers Fund Shares and the Value Fund Shares. Set forth below are the significant differences in the purchase, exchange and redemption procedures of the Value Fund and the Meyers Fund.

     Purchases of the shares of each of the Value Fund and Meyers Fund may be made through an investment professional or directly from each Fund. Purchases of Value Fund Shares may also be made through an exchange from another Citizens Fund. The following chart shows the minimum and subsequent investment amounts for the Value Fund and the Meyers Fund:


                                                  INITIAL INVESTMENT MINIMUM

                                                  VALUE FUND
                                                   SHARES        MEYERS FUND
        Regular Accounts
             By Telephone                          $2,500          $1,000
             By Mail                               $2,500          $1,000
             By Automatic/Systematic Investment    $1,000           $250


        IRAs (and Uniform Gifts/Transfers to
        Minors Act ("UGMA/UTMA") accounts of the   $1,000          $1,000
        Value Fund)                                $1,000           $250
             By Mail
             By Automatic/Systematic Investment

     SHAREHOLDERS OF THE MEYERS FUND AS OF JULY 5, 2001 (THE "RECORD DATE") WILL NOT BE SUBJECT TO THE INITIAL INVESTMENT MINIMUM REQUIREMENTS OF THE VALUE FUND. Accounts for both Funds held through investment professionals may be subject to higher or lower minimum investment requirements. The minimum subsequent investment for the Value Fund accounts is $50.

     The following charts compare the exchange features and the redemption features of the Value Fund and the Meyers Fund.


        EXCHANGE
        FEATURES                     VALUE FUND              MEYERS FUND

        Available Funds        7 series of Citizens fund         None
                               family

        Minimum Amount         (Same as for initial              None
                               investment)

        Redemption Fee               None                        None


     Both Funds reserve the right to modify or terminate the exchange privilege at any time.


        REDEMPTION
        FEATURES                      VALUE FUND              MEYERS FUND

        By Telephone                      Yes                      Yes

        By Mail                           Yes                      Yes

        Through Investment                Yes                      Yes
        Professional

        Signature Guarantee    All requests for            Proceeds sent to
        Required:              redemption over $25,000     address other than
                               (and certain requests       address of record
                               under and including
                               $25,000)

                               Changing your account       Request a bank link
                               title in any way            to account in
                                                           connection with
                                                           automatic purchase
                                                           plan
                               Authorizing a telephone     Proceeds sent by
                               transaction for the first   wire
                               time

                               Changing your
                               pre-designated wire or
                               ACH instructions

                               Establishing or modifying
                               a systematic withdrawal
                               plan

                               Exchanges between
                               accounts which do not
                               have identical titles

        Redemption Fee                    None                     None

        Accounts With Low      Monthly fee of $3 if fund   May be closed if
        Balances               account falls below         account falls below
                               $2,500 ($1,000 for          $250
                               UGMA/UTMA and automatic
                               investment plan
                               accounts); accounts may
                               be closed if balance
                               falls below this $2,500
                               minimum
PAST PERFORMANCE

     Past performance information for the Value Fund is not presented because the Value Fund is newly organized and has not yet commenced investment operations. The performance information for the Meyers Fund is included in its prospectus which is incorporated by reference herein. A fund's past performance does not necessarily indicate how it will perform in the future.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Meyers Fund declares and pays, and the Value Fund will declare and pay, distributions of net capital gain and net investment income annually. With respect to both Funds, unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional Shares at net asset value.

TAX CONSEQUENCES

     As a condition to the Reorganization, the Funds will receive an opinion of counsel to the Value Fund, Bingham Dana LLP, that, based on certain representations provided by both the Value Fund and the Meyers Fund, the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that neither the Value Fund nor the Meyers Fund shareholders would recognize any gain or loss on the Reorganization. The tax basis in the Value Fund's Shares received by each Meyers Fund shareholder will be the same as the tax basis in his or her Shares in the Meyers Fund, and each shareholder's holding period for those Value Fund Shares will generally include the holding period for his or her Meyers Fund Shares.

     Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their Meyers Fund Shares before the Reorganization or redeem or exchange their Value Fund Shares after the Reorganization. Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur prior to or after the Reorganization, which distributions may include realized gains from sales of portfolio securities. Please note that retirement plans and accounts are generally exempt from such tax consequences, although distributions from tax qualified plans are not exempt from tax consequences.


                                  RISK FACTORS

     Because the Value Fund and the Meyers Fund will be managed in a consistent manner, an investment in the Value Fund is subject to risks similar to those of an investment in the Meyers Fund. There should be no material difference between the risk factors associated with the Value Fund and the Meyers Fund. Neither Fund can eliminate risk or assure achievement of its objective, and you may lose money on your investment. The following discussion summarizes some of the more significant risk factors relating to each Fund:

MEYERS FUND

    Market Risk
     o Stock markets are volatile and prices of equity securities can decline significantly in response to adverse political, regulatory, market or economic developments.

    Value Securities Risk
     o Value stocks are typically less volatile than growth stocks, which tend to have higher dividends than growth stocks, which means they depend less on price changes for returns but may lag behind growth stocks in any "up market."

    Price Fluctuations of Equity Securities
     o Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.


    Sector Risk
     o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole.

VALUE FUND

    Market Risk
     o The stock market is sometimes volatile and may change dramatically and unpredictably in response to political, regulatory, market or economic developments. Stock prices have historically gone up and down more than the value of fixed income securities. The value of your investment in the Value Fund will go up or down based on market conditions.

    Sector Risk
     o Although the Value Fund does not invest more than 25% of its total assets in a particular industry, the Fund will at times be invested more heavily in some industries or broader market sectors than in others, and may be over-weighted in certain sectors in comparison to the market as a whole, or to other market indices. Since the outlook for particular sectors will differ due to unique market, economic, regulatory or competitive environments, there is always the possibility that the value of a group of related stocks will go down more than the total market because of developments in a specific sector. These fluctuations may cause the value of your investment to go down.

        Also, although the Value Fund limits investment in any one industry, industries may be interrelated such that the Value Fund has a greater concentration in a broader market sector, such as technology. Technology companies may be subject to greater risks than other companies, including but not limited to obsolescence, short product cycles and more rapidly changing market conditions.

    Company Risk
     o The value of the stock of an individual company varies with the prospects of that company and can be more or less volatile than the market as a whole. The success or failure of each of the companies in which the Value Fund invests will cause the value of your investment to go up or down.

    Value Securities Risk
     o The Value Fund will invest in securities that are undervalued based on the investment management team's belief that the market value of these securities will rise due to anticipated events and changes in investor perceptions. If these events do not occur or are delayed, if investor perceptions about the securities do not improve or if a stock judged to be undervalued is appropriately priced, the market price of these securities may not rise as expected or may fall.

    Small- and Medium-Sized Company Risk
     o The small- and medium-sized companies that the Value Fund invests in may have speculative characteristics. Small companies, in particular, have unique risks. Among others, they may be dependent on an individual, may have inexperienced management, limited product lines or have a difficult time obtaining financing or market share. Their shares are also more volatile, and may not be traded as frequently or in as large a volume as shares of larger companies. Medium-sized companies generally involve less risk than smaller companies but their shares are still more volatile and more subject to changes in the market than larger companies.

    Convertible Securities Risk
     o Convertible securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    Liquidity Risk
     o The Value Fund may not be able to sell its smaller capitalization securities as quickly as companies with larger capitalizations, especially if investor perceptions about the issuer worsen. During certain economic downturns it may be more difficult for the Fund to sell its smaller capitalization, less liquid securities at their fair value to meet requests for redemptions by shareholders or to respond to changes in the market.

    Foreign Investing Risk
     o The Value Fund may invest in foreign markets by investing in American Depository Receipts or other instruments that are traded in U.S. dollars. Foreign markets are generally less efficient and more volatile than those in the United States. Foreign economies and governments may be less mature and stable than those in the U.S. and foreign securities may be more significantly impacted by political and economic events. Foreign companies may be adversely affected by excessive (or inadequate) government regulation, excessive taxation, nationalization, expropriation or political, economic or social instability. The risks of investing in emerging market economies are even greater and can include high inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries. These characteristics of foreign investing may cause the value of your investment to go up or down.

        Certain European countries have joined the European Economic and Monetary Union (the "EMU"). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. European financial markets could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The value of the euro has declined significantly since its introduction. This decline may negatively affect companies that are based in Europe or sell to European markets.

A full description of the risks inherent in investment in the applicable Fund is set forth in the Value Fund Preliminary Prospectus (attached hereto) and Statement of Additional Information relating to this Combined Prospectus/Proxy Statement, the Meyers Fund Prospectus and Meyers Fund Statement of Additional Information (incorporated herein by reference).

                      INFORMATION ABOUT THE REORGANIZATION

CONSIDERATIONS BY THE BOARD AND REASONS FOR THE REORGANIZATION

     The Trustees of the Meyers Fund who are not "interested persons," as that term is defined in the Investment Company Act (the "Independent Trustees"), first formally discussed interest in reorganizing the Meyers Fund into a Citizens mutual fund at a regular meeting of the Board held on April 30, 2001. At the meeting, Ms. Meyers advised the other members of the Board that Citizens had expressed an interest in the Reorganization of the Meyers Fund into a Citizens mutual fund. They said that they had been engaged in discussions and negotiations to that end with representatives of Citizens. At the meeting, they presented preliminary information to the Board concerning Citizens. The Board expressed no objection to Ms. Meyers engaging in further discussions and negotiations with Citizens concerning the Reorganization of the Meyers Fund.

     In connection with these further discussions and negotiations, on June 20, 2001, certain representatives of Citizens made a presentation concerning Citizens and the advantages that the Reorganization would have for Meyers Fund Shareholders. At the meeting, these representatives presented information concerning Citizens' history, position in the industry, financial soundness, investment management personnel and processes, and its shareholder servicing capabilities. Of particular interest to the Board were the marketing resources that Citizens would be able to provide to the Value Fund, together with Citizens' strong interest in the Meyers Fund, including the strong investment performance of the Meyers Fund to date and its value style strategy which complements Citizens' growth style strategy. The representatives reviewed Citizens' marketing capabilities and its initial plans for marketing the shares of the Value Fund.

     The Board was presented with substantial "due diligence" materials and information which had been received by counsel in response to a written request to Citizens and which had been promptly forwarded. These "due diligence" materials related to, among other things, the proposed adviser to the Value Fund, the proposed structure and expenses for the Value Fund, the continuation of substantially similar investment strategies and policies of the Meyers Fund, and the service and expense structure of other funds in the Citizens fund complex with particular regard to their share distribution methods and their compliance histories. In connection with their consideration of the Reorganization, the Board, including the Independent Trustees, as a whole was advised by Meyers Fund's outside counsel. After the Independent Trustees had an opportunity to ask questions of the counsel to the Fund, the Independent Trustees then met separately to consider the presentation that had been made by the representatives of Citizens.

     THE BOARD ALSO CONSIDERED THAT INVESTMENTS IN COMPANIES WITH OPEN WORKPLACE POLICIES WOULD NOT BE A PART OF THE FUNDAMENTAL OBJECTIVE OF THE VALUE FUND. THE BOARD ACKNOWLEDGED THAT THE VALUE FUND WILL SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN COMPANIES THAT ARE MANAGED IN A SOCIALLY RESPONSIBLE MANNER, WHICH INCLUDES INVESTING IN COMPANIES THAT HAVE POSITIVE WORKPLACE RECORDS.

     The Independent Trustees inquired specifically about the investment advisory fee that the Value Fund would be charged. It was noted that the investment management fee currently proposed to be paid to Citizens is 1.00% per annum of average net assets up to and including $500,000,000 and 0.90% per annum of average net assets in excess of $500,000,000. Citizens' representatives had acknowledged this and explained that they had designed the Value Fund's fees so that there would be no increase in the Meyers Fund's total costs for investment advisory and fund administration services. The investment advisory fee for the Value Fund would be 1.00% per annum of average net assets up to and including $500,000,000 and 0.90% of average net assets in excess of $500,000,000 with an additional 0.10%, for administrative services, as described above under "Administrative and Shareholder Services." The Fund also pays Citizens Securities a per account fee for providing shareholder services to the Value Fund.

     In addition, Meyers Capital recommended to the Board that it would be in the best interests of the Meyers Fund, and its shareholders, to reorganize and become part of the Citizens fund family. Given the marketing and distribution services historically provided by Citizens and its affiliates, such a reorganization may allow the Value Fund to increase its assets and achieve operating efficiencies and economies of scale, while allowing shareholders to maintain an investment in a fund which has an investment style comparable to that of the Meyers Fund, i.e., investing primarily in value-oriented common stocks of socially responsibly managed companies.

     Representatives of Meyers Capital discussed the anticipated effects of the Reorganization with the Board. The Board also specifically considered the following as relevant to its recommendations: (i) the history, reputation, qualification and background of Meyers Capital, Citizens Funds and Citizens, as well as the qualifications of their personnel and their respective financial conditions; (ii) that the fees and expense ratios of the Value Fund will not be higher than those of the Meyers Fund, are reasonable given the quality of service expected to be provided and are comparable to the fees and expense ratios of similar mutual funds; (iii) the commitment of Meyers Capital and Citizens to pay the expenses of the Funds in connection with the Reorganization so that shareholders of the Meyers Fund and the Value Fund would not have to bear such expenses; (iv) assurance from Citizens that they have no plans, as a result of or in connection with the Reorganization to change or discontinue existing arrangements under which there is a waiver of fees or expenses of the Meyers Fund; (v) the compatibility of the Meyers Fund's investment objectives, policies and restrictions with those of the Value Fund; and (vi) other factors deemed relevant by the Board. In summary, the Board considered:

     o Meyers Capital, in connection with the Reorganization, will enter into a subadvisory agreement with Citizens and will subadvise the portfolio of the Value Fund after the Reorganization. Ms. Meyers would have day-to-day responsibility for managing the Value Fund. Additionally, Ms. Meyers would have access to the extensive investment advisory resources and personnel of Citizens.

     o The Reorganization will result in Meyers Fund shareholders becoming part of the Citizens fund family. Citizens currently has approximately $1.7 billion in assets under management.

     o The Reorganization will enable current Meyers Fund Shareholders to continue their investment program with the Value Fund, which will have substantially the same investment objective, strategies and investment policies (except for the differences described in this Combined Prospectus/Proxy Statement) as the Meyers Fund.

     o Meyers Fund shareholders will not have to pay a sales charge or redemption fee upon the Reorganization. Moreover, Meyers Fund Shareholders as of the date of the Reorganization will be able to exchange the Shares of the Value Fund they receive in the Reorganization for shares of the same class of any other Citizens fund. This will have the added advantage of enabling these shareholders to invest within the Citizens fund family.

     o The extensive and experienced marketing and distribution services that will be available to the Value Fund as a member of the Citizens family of funds.

     o    The tax-free nature of the Reorganization.

     o Neither the Meyers Fund nor the Value Fund or its shareholders will incur any expenses related to the Reorganization.

     o Because the Reorganization will be effected on the basis that the net asset value of the Value Fund following the Reorganization will be the same as the net asset value of the Meyers Fund immediately prior to the Reorganization, shareholders of the Meyers Fund will not experience any dilution in the value of their investments as a result of the Reorganization.

     o There will be no increase in annual operating expenses after the Reorganization both before and after expense waivers and reimbursements.

     o The size of the Citizens organization has enabled it to make substantial investments in personnel and technology to provide the required operational services to the Value Fund and its shareholders. The resources of Citizens improve its ability to compete in the evolving and competitive financial services industry. Citizens' access to greater resources can provide for continued innovation and improved services.

     The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves. The Board believes that the Reorganization will enable the Meyers Fund to continue to enjoy high quality investment management services at costs that they deem appropriate, reasonable and in the best interests of the Meyers Fund and its shareholders. They indicated their belief that the Reorganization would not adversely affect the operations of the Meyers Fund and the capabilities of Meyers Capital to provide advisory and other services to the Meyers Fund. They also noted that they believe the Meyers Fund should benefit from the resources of Citizens, although there could be no assurance as to any particular benefits that may result.

     PLEASE NOTE THAT A VOTE IN FAVOR OF THE PLAN WILL, IN EFFECT, REFLECT YOUR ACKNOWLEDGEMENT OF THE INVESTMENT ADVISORY ARRANGEMENT FOR THE VALUE FUND WITH CITIZENS AND SUBADVISORY AGREEMENT WITH MEYERS CAPITAL (AS DESCRIBED UNDER "DESCRiPTION OF ADVISORY ARRANGEMENTS").

     After a thorough discussion and review of the materials and the terms of the Plan with its counsel, the Board, including all the Independent Trustees, unanimously approved the Plan and recommended its approval by the Meyers Fund Shareholders. In approving the Plan, the Board determined that, in its best judgment, it would be in the best interests of the Meyers Fund Shareholders and that those interests would not be diluted as a result of the Reorganization.

INFORMATION ABOUT MEYERS CAPITAL

     Meyers Capital is responsible for the overall investment management of the Meyers Fund. Meyers Capital is a California limited liability company organized on January 23, 1996, and has been a registered investment adviser under the Advisers Act since March 7, 1996. Subject to the supervision of the Board, Meyers Capital manages the investment and other affairs of the Meyers Fund and directs the investment of the Meyers Fund's assets in accordance with its investment objective, policies and limitations pursuant to the investment management agreement between Meyers Capital and the Trust. Meyers Capital, located at 8901 Wilshire Boulevard, Beverly Hills, California 90211, had approximately $25 million in total assets under management as of March 31, 2001.

DESCRIPTION OF THE PLAN

     The Plan provides that the Meyers Fund will transfer substantially all its assets to the Value Fund in exchange for Value Fund Shares to be distributed pro rata by the Meyers Fund to its shareholders on or about September __, 2001 (the "Closing Date") (assuming shareholder approval is obtained at the Special Meeting) and the Value Fund's assumption of certain of the Meyers Fund liabilities.

     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt by each Fund of an opinion in form and substance reasonably satisfactory to the Funds, as described under the caption "Federal Income Tax Consequences" below.

     The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Citizens and Meyers Capital and not by either the Meyers Fund or the Value Fund (or shareholders of either Fund). Such expenses include accountants' fees, legal fees, registration fees, the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the shareholders and the costs of holding the Special Meeting.

     The foregoing description of the Plan is qualified in its entirety by its terms and provisions. The Plan is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION OF THE VALUE FUND SHARES

     Full and fractional Shares (rounded to the third decimal place) of the Value Fund will be issued without the imposition of a sales charge or other fee to the Meyers Fund shareholders in accordance with the procedures described above. Shares of the Value Fund to be issued to Meyers Fund shareholders under the Plan will be fully paid and non-assessable by Citizens Funds when issued transferable without restriction and have no preemptive or conversion rights subject to applicable law.

     Citizens Funds' Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Citizens Funds. Certificates representing shares are not issued. Citizens Funds may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the trustees.

     Unlike shares of the Meyers Fund which are entitled to one vote per share on each matter on which shares of the Meyers Fund are entitled to vote, Shares of the Value Fund are subject to dollar-weighted voting. This means that each shareholder of the Value Fund is entitled to one vote for each dollar of net asset value (number of shares of the Value Fund owned times net asset value per share) of the Value Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount of the Value Fund is entitled to a proportionate fractional vote. Dollar-weighted voting is important when a fund, such as the Value Fund, is part of a trust that has more than one series.

     Citizens Funds does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, each Fund will receive an opinion of counsel to the Value Fund, Bingham Dana LLP, to the effect that, on the basis of the existing provisions of the Code and the Treasury Regulations issued thereunder, current administrative rules and court decisions and certain representations provided by the Value Fund and the Meyers Fund for federal income tax purposes: (1) the transfer to the Value Fund of all or substantially all of the assets of the Meyers Fund in exchange solely for the Value Fund Shares and the assumption by the Value Fund of the balance sheet liabilities of the Meyers Fund, followed by the distribution of the Value Fund Shares to the shareholders of the Meyers Fund in exchange for their shares of the Meyers Fund in complete liquidation of the Meyers Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and the Value Fund and the Meyers Fund will each be "a party to the reorganization" within the meaning of section 368(b) of the Code; (2) no gain or loss will be recognized by the Meyers Fund upon the transfer of the Meyers Fund's assets to the Value Fund solely in exchange for the Value Fund Shares and the assumption by the Value Fund of the balance sheet liabilities of the Meyers Fund or upon the distribution of the Value Fund Shares to the Meyers Fund's shareholders in exchange for their shares of the Meyers Fund; (3) the basis of the assets of the Meyers Fund in the hands of the Value Fund will be the same as the basis of such assets in the hands of the Meyers Fund immediately prior to the transfer;
(4) the holding period of the assets of the Meyers Fund in the hands of the Value Fund will include the period during which such assets were held by the Meyers Fund; (5) no gain or loss will be recognized by the Value Fund upon the receipt of the assets of the Meyers Fund solely in exchange for the Value Fund Shares and the assumption by the Value Fund of the balance sheet liabilities of the Meyers Fund; (6) no gain or loss will be recognized by the Meyers Fund's shareholders upon the receipt of the Value Fund Shares solely in exchange for their shares of the Meyers Fund as part of the transaction;* (7) the basis of the Value Fund Shares received by a Meyers Fund's shareholder will be the same as such shareholder's basis in his or her shares of the Meyer Fund exchanged therefor; and (8) the holding period of Value Fund Shares received by the Meyers Fund shareholders will include the holding period during which the shares of the Meyers Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Meyers Fund were held as capital assets in the hands of the Meyers Fund shareholders.

     You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither Fund expects to seek a ruling from the IRS regarding the tax consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Meyers Fund, followed by the taxable liquidation thereof.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

     The chart below describes some of the differences between your rights under state law and each Fund's organizational documents as a shareholder of the Meyers Fund and your rights as a shareholder of the Value Fund. The Meyers Fund is organized as a Delaware business trust, and the Value Fund is a series of Citizens Funds, a Massachusetts business trust.


------------------------------ ---------------------------------- -------------------------------
                                            MEYERS                            VALUE
          CATEGORY                           FUND                              FUND
------------------------------ ---------------------------------- -------------------------------
                               One vote per share                 Dollar weighted voting
1.   Voting Rights
------------------------------ ---------------------------------- -------------------------------
                               None                               None
2.   Preemptive Rights
------------------------------ ---------------------------------- -------------------------------
                               None                               None
3.   Preferences
------------------------------ ---------------------------------- -------------------------------
                               None                               None
4.   Appraisal Rights
------------------------------ ---------------------------------- -------------------------------
                               None                               None
5.   Conversion Rights
------------------------------ ---------------------------------- -------------------------------
                               None                               None
6.   Exchange Rights (not
     including right to
     exchange among Funds)
------------------------------ ---------------------------------- -------------------------------
                               No annual meetings required        No annual meetings required
7.   Annual meetings
------------------------------ ---------------------------------- -------------------------------
                               Special meetings of the            Trustees may call special
8.   Right to call meeting     shareholders of any series or      meetings of shareholders
     of shareholders           class shall be called by the
------------------------------ ---------------------------------- -------------------------------


_________________

* Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their Meyers Fund shares before the Reorganization or redeem or exchange their Value Fund Shares after the Reorganization. The Meyers Fund and the Value Fund may realize income in the amount of their respective costs and expenses associated with the Reorganization that are paid by Meyers Capital and Citizens; as a result, the Funds may make additional distributions in order to avoid a Fund-level tax, and those distributions will generally be taxable to Fund shareholders. Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur prior to or after the Reorganization, which distributions may include realized gains from sales of portfolio securities. Retirement plans and accounts are generally exempt from such tax consequences, although distributions from tax qualified plans are not themselves exempt from tax.


------------------------------ ---------------------------------- -------------------------------
                                            MEYERS                            VALUE
          CATEGORY                           FUND                              FUND
------------------------------ ---------------------------------- -------------------------------
                               Trustees upon written request
                               of shareholders holding at
                               least ten percent (10%) of the
                               outstanding Shares of such series
                               or class entitled to vote

------------------------------ ---------------------------------- -------------------------------
                               Shall be entitled to at least       At least ten (10) days and
9.   Notice of meetings        fifteen (15) days notice, given     not more than ninety (90)
                               as determined by the Trustees       days before the date of the
                                                                   meeting
------------------------------ ---------------------------------- -------------------------------
                               Trustees may fix in advance, a     Trustees may fix a date not
10.  Record date for           date up to ninety (90) days        more than ninety (90) days
     meetings                  before the date of any             prior to the date of any
                               shareholders' meeting.  If the     meeting of shareholders
                               Trustees do not, prior to any      (before giving effect to any
                               meeting of the shareholders, fix   adjournments)
                               a record date, then the date of
                               mailing notice of the meeting
                               shall be the record date
------------------------------ ---------------------------------- -------------------------------
                               A plurality of outstanding         A plurality
11.  Election of Directors     Shares voted in person or by
     or Trustees               proxy
------------------------------ ---------------------------------- -------------------------------
                               Any number less than quorum.       In the absence of a quorum a
12.  Adjournment of            One-third of the outstanding       majority of the Trustees
     meetings                  Shares of each series or class,    present may adjourn the
                               or one-third of the outstanding    meeting; meetings may be
                               Shares of the Trust, entitled      adjourned for other purposes
                               to vote in person or by proxy
                               shall constitute quorum
------------------------------ ---------------------------------- -------------------------------
                               May be removed from office at      May be removed from office
13.  Removal of Trustees       any meeting of the shareholders    with or without cause, by
     by Shareholders           by a vote of at least two-thirds   two-thirds (2/3) of the
                               (2/3) of the outstanding Shares    remaining trustees or
                                                                  at a meeting of shareholders
                                                                  by a vote of Shares
                                                                  representing a majority of
                                                                  the voting power of the
                                                                  outstanding shares of all
                                                                  series of Citizens Funds
------------------------------ ---------------------------------- -------------------------------
                               Shareholders held personally       Under Massachusetts law,
14.  Personal Liability of     liable solely for having been a    shareholders of a
     Shareholders              shareholder and not because of     Massachusetts business
                               his or her acts or omissions or    trust, such as Citizens
                               for some other reason shall be     Funds, may, under certain
                               entitled to be held harmless       circumstances, be held
                               from and indemnified against       personally liable as
                               all loss and expense from such     partners for the
                               liability                          obligations of the trust.
                                                                  Citizens Funds' Declaration
                                                                  of Trust provides for
                                                                  indemnification and
                                                                  reimbursement of expenses
                                                                  by the relevant series of
                                                                  Citizens Funds out of that
                                                                  series' property for any
                                                                  shareholder held
                                                                  personally liable for that
                                                                  series' obligations solely
                                                                  by reason of being a
                                                                  shareholder.

------------------------------ ---------------------------------- -------------------------------
                               Each share has a par value of      None
15.  Par Value                 $.00001
------------------------------ ---------------------------------- -------------------------------

CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Meyers Fund and of the Value Fund as of June 15, 2001 and the pro forma capitalization of the Value Fund as adjusted to give effect to the reorganization on that date. If the reorganization is consummated, the capitalization of the Meyers Fund and the Value Fund is likely to be different as a result of daily share purchase and redemption activity:

                                                             COMBINED FUND
                                                              (PRO FORMA)
                              VALUE FUND     MEYERS FUND      (UNAUDITED)

Net Assets.................      N/A         $14,237,000      $14,237,000

Net Asset Value
Per Share..................      N/A          $14.71             $14.71

Shares Outstanding.........      N/A         967,567.491      967,567.491


                  INFORMATION RELATING TO ADVISORY AGREEMENTS


GENERAL INFORMATION

     The Meyers Fund is currently managed by Meyers Capital pursuant to an investment management agreement between Meyers Capital and the Trust, on behalf of the Meyers Fund. Although Meyers Capital will be responsible for the day-to-day portfolio management of the Value Fund after the Reorganization, it is proposed that Citizens serve as investment adviser to the Value Fund pursuant to a management agreement (the "Management Agreement") between the Value Fund and Citizens. In addition, it is proposed that Citizens and Meyers enter into a Subadvisory Agreement pursuant to which Meyers Capital will serve as subadviser to the Value Fund (the "Subadvisory Agreement").

DESCRIPTION OF THE MANAGEMENT AGREEMENT

     The Management Agreement provides that Citizens shall determine what securities and other investments will be purchased, retained or sold by the Value Fund. Under the Management Agreement, Citizens is required to provide such services in accordance with the Value Fund's investment policies as stated in its registration statement filed with the SEC, as amended from time to time. The services of Citizens to the Value Fund will not be exclusive under the terms of the Management Agreement and Citizens will be free to render services to others.

     INVESTMENT MANAGEMENT FEES. For its services to the Value Fund, Citizens is entitled to an investment management fee at an annual rate of 1.00% per annum of average net assets up to and including $500,000,000 and 0.90% per annum of average net assets in excess of $500,000,000. Citizens has agreed to waive its fee until June 30, 2002 to maintain the overall expense ratio of the Value Fund to 1.95%. If the waiver is not continued the Value Fund's net expenses after that date may exceed the Meyers Fund's current net expenses after fee waivers. The Meyers Fund's fee waiver currently is in effect until October 2, 2001.

     STANDARD OF CARE. Under the Management Agreement, Citizens will not be liable for any loss suffered by the Citizens Funds, the Value Fund or shareholders except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     ADVISORY SERVICES. The Management Agreement provides that Citizens shall direct the investments of the Value Fund, subject to and in accordance with, the Value Fund's investment policies as provided in the registration statement relating to the Value Fund and other governing instruments, as amended from time to time, and any other directions and policies which the Board of Citizens Funds may issue to Citizens which it may delegate from time to time. Citizens delegates certain of these responsibilities to Meyers Capital.

     MISCELLANEOUS. The Management Agreement of the Value Fund provides that it will, unless sooner terminated as described below, continue in effect for a period of one year from the effective date with respect to the Value Fund and shall continue from year to year thereafter with respect to the Value Fund, as long as such continuance is approved at least annually by vote of the Board of Citizens Funds including a majority of the Trustees who are not interested parties to the agreement or interested persons of such parties. The Management Agreement provides that it may not be amended without the vote of a "majority of outstanding voting securities" (as defined in the Investment Company Act) of the Value Fund (except for any such amendment as may be effected in the absence of such approval without violating the Investment Company Act) and that it terminates automatically in the event of its assignment.

DESCRIPTION OF THE MEYERS CAPITAL SUBADVISORY AGREEMENT

     SUBADVISORY SERVICES. The proposed arrangement between Citizens and Meyers Capital under the Subadvisory Agreement provides that Meyers Capital will furnish Citizens with economic, statistical and research information and advice relating to the Value Fund. Meyers Capital also will make recommendations to Citizens as to the manner in which rights pertaining to the Value Fund's portfolio will be exercised. Meyers Capital will furnish continuously an investment program with respect to the Value Fund and will determine from time to time what securities will be purchased, sold or exchanged, and what portion, if any, of the Value Fund assets will be held uninvested. In providing these services, Meyers Capital will be subject to compliance with provisions of the Value Fund's Declaration of Trust and By-Laws, the provisions of the Investment Company Act, the provisions of the Value Fund's then-current Prospectus and Statement of Additional Information and any other directions and policies which Citizens or the Board of Citizens Funds may issue from time to time.

     SUBADVISORY FEES. For its services, Meyers Capital is entitled to a subadvisory fee from Citizens. The Value Fund has no responsibility to pay any fee to Meyers Capital. Citizens will pay Meyers Capital a fee at an annual rate of .30% of the Value Fund's average daily net assets up to and including the first $100 million and a fee at an annual rate of .45% of the Value Fund's average daily net assets in excess of the first $100 million.

     STANDARD OF CARE. Under the Subadvisory Agreement, Meyers Capital will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Subadvisory Agreement, except for violation of law, willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement.

     MISCELLANEOUS. The Subadvisory Agreement will continue in effect for an initial period of two years and thereafter will continue from year to year subject to annual approval by (i) the vote of a majority of the members of the Board of Citizens Funds who are not interested persons of the Value Fund, Citizens or Meyers Capital, and (ii) the Board of Citizens Funds or a majority of the outstanding voting securities of the Value Fund. The Subadvisory Agreement terminates if assigned, as defined in the Investment Company Act, and may be terminated without penalty by the Trustees of the Value Fund, by vote of a majority of the outstanding voting securities of the Value Fund, or by Citizens, on not more than sixty (60) days nor less than thirty (30) days written notice to Meyers Capital. The Subadvisory Agreement may be terminated by Meyers Capital on not less than ninety (90) days notice to the Trustees of the Value Fund and Citizens.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Citizens, as the investment adviser, has responsibilities with respect to the Value Fund's portfolio transactions and brokerage arrangements pursuant to the Value Fund's policies, subject to the overall authority of the Board of Citizens Funds. In addition, the Subadvisory Agreement will provide that the Meyers Capital's responsibilities with respect to portfolio transactions and brokerage arrangements will be similar to those of Citizens under the Management Agreement. Accordingly, the description below of Citizens' responsibilities under the Management Agreement would also apply to Meyers Capital's responsibilities under the Subadvisory Agreement.

     Under the Management Agreement, Citizens, subject to the general supervision of the Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for the Value Fund. Citizens will seek to obtain for the Value Fund the best net price and the most favorable execution of orders. The factors Citizens or Meyers will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Value Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Value Fund and a broker's financial strength and stability. These considerations are weighed by Citizens and Meyers in determining the reasonableness of the overall costs and commissions charged.

     Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Value Fund buys. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

     Citizens will comply with Rule 17e-1 under the Investment Company Act in regard to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders.

     In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, Citizens or Meyers Capital may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended (the "1934 Act")) to the Value Fund and/or the other accounts over which Citizens or Meyers Capital exercises investment discretion. Citizens or Meyers Capital may cause the Value Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citizens or Meyers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Citizens or Meyers Capital has with respect to accounts over which they exercise investment discretion.

     Citizens will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Value Fund. Meyers Capital will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, Citizens or Meyers Capital, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

     Any soft dollars generated by transactions on behalf of the Value Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e) of the 1934 Act, and must be of benefit to the Value Fund. These brokerage and research services, however, need not exclusively benefit the Value Fund, and may also benefit other series of Citizens Funds or other clients of Citizens or Meyers Capital. For these purposes, brokerage and research services mean services that provide assistance to Citizens, or a sub-adviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

     The investment management or advisory fee that the Value Fund pays to Citizens will not be reduced as a consequence of Citizens' receipt of brokerage and research services. Citizens would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


                              VOTING INFORMATION


     This Combined Prospectus/Proxy Statement is being furnished to shareholders of the Trust, on behalf of the Meyers Fund, in connection with the solicitation of proxies from the Meyers Fund Shareholders by the Board for use at the Meeting to be held on September 14, 2001, and at any adjournment of the Meeting. This Combined Prospectus/Proxy Statement is first being mailed to shareholders on or about August 10, 2001.

     Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting and have one vote for each share held. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of the Meyers Fund to forward solicitation materials to their principals to obtain authorizations for the executions of proxies.

     One-third of the outstanding shares of the Trust entitled to vote in person or by proxy shall be a quorum for a transaction of business at a shareholder's meeting. Approval of the Plan requires the affirmative vote of the shareholders of the Meyers Fund holding a majority of the outstanding shares. If the Plan is not approved by the shareholders, the Plan will not be implemented and the Board will consider other appropriate courses of action.

     Each outstanding full share of the Meyers Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal set forth in this Combined Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on the proposal in this Combined Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the approval of the Reorganization.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The solicitation of proxies, the cost of which will be borne by Citizens and Meyers Capital, will be made primarily by mail but also may be made by telephone or oral communications by representatives of the Meyers Fund and Meyers Capital, none of whom will receive any compensation from the Meyers Fund for these activities, or by GSC, professional proxy solicitors, who will be paid fees and expenses of up to $5,000 for soliciting services. If votes are recorded by telephone, GSC will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or by Internet. Proxies voted by telephone or by Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. Information as to the number of outstanding shares of the Meyers Fund as of the Record Date is set forth below:


     FUND                     NUMBER OF OUTSTANDING SHARES **

     Meyers Fund                     [TO BE INSERTED]

     Except as set forth in Appendix B, the Meyers Fund does not know of any person who owns beneficially 5% or more of the shares of the Meyers Fund. As of the record date, the Meyers Fund's trustees and officers own in the aggregate less than ____% of the shares of the Meyers Fund.

     CITIZENS AND MEYERS CAPITAL, NOT THE VALUE FUND OR THE MEYERS FUND WILL BEAR THE COST OF SOLICITATION OF THE PROXIES.



-----------------------------------
** As of the record date, the Value Fund has not commenced operating and has no shareholders.

                ADDITIONAL INFORMATION ABOUT THE CITIZENS FUNDS
                              AND THE MEYERS FUND


VALUE FUND

     Information about the Value Fund is contained in this Combined Prospectus/Proxy Statement and is included in a Preliminary Prospectus (attached hereto). Additional information about the Value Fund is included in the Preliminary Statement of Additional Information which is attached as an Exhibit to the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement. Copies of the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement may be obtained without charge by calling Citizens at 1-800-223-7010 or the Meyers Fund at 1-800-410-3337. The Value Fund is subject to the requirements of the Investment Company Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

MEYERS FUND

     Information about the Meyers Fund is contained in its current Prospectus and Statement of Additional Information, dated September 28, 2000, as supplemented June 28, 2001, Annual Report and Semi-Annual Report and in the Statement of Additional Information (relating to this Combined Prospectus/Proxy Statement). Copies of the Meyers Fund's current Prospectus, Annual Report and Statement of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the Meyers Fund by calling 1-800-410-3337, or by writing to The Meyers Pride Value Fund, c/o 8901 Wilshire Boulevard, Beverly Hills, California 90211. The Meyers Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Meyers Fund can be obtained by calling or writing the Meyers Fund and can also be inspected at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov.

FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements and notes thereto and financial highlights of the Meyers Fund for the fiscal year ended May 31, 2000, are incorporated by reference herein and the Semi-Annual Report and into the

Statement of Additional Information related to this Combined Prospectus/Proxy Statement from the Annual Report for the Meyers Fund. The financial statements and financial highlights for the Meyers Fund for the fiscal year ended May 31, 2000 have been incorporated herein by reference in reliance on the report of KPMG LLP, independent auditors, given on their authority as experts in auditing and accounting.

     The Value Fund was recently formed and has no assets. Therefore, as of July 9, 2001, the Value Fund has not prepared financial statements.


OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

LITIGATION

     Neither the Meyers Fund nor the Value Fund is involved in any litigation which would have any material adverse effect upon either the Meyers Fund or the Value Fund.

     APPROVAL OF THE REORGANIZATION BY THE MEYERS FUND SHAREHOLDERS SHALL REFLECT YOUR ACKNOWLEDGEMENT OF THE BOARD OF TRUSTEES OF THE VALUE FUND, THE CITIZENS MANAGEMENT AGREEMENT, THE MEYERS CAPITAL SUBADVISORY AGREEMENT, AND THE VALUE FUND'S DISTRIBUTION PLAN AND THE VALUE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS ARE INTENDED TO BE IN EFFECT AFTER THE REORGANIZATION.


                             SHAREHOLDER PROPOSALS


     The Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust. The Trust has not received any shareholder proposals to be presented at this Meeting.


                                     By Order of the Board of Trustees,



                                     ---------------------------------
                                     Shelly J. Meyers
                                     President
_________, 2001
Beverly Hills, California

                                   APPENDIX A


                      COMPARISON OF FUNDAMENTAL INVESTMENT
                          RESTRICTIONS AND OBJECTIVES


     The following chart sets forth a comparison of the fundamental investment restrictions of the Value Fund and the Meyers Fund. A fundamental investment restriction may be changed only by a vote of a majority of such Fund's shareholders. Additionally, the Meyers Fund has a fundamental investment objective that may be changed only by a vote of the majority of the shareholders (See Comparison of Investment Objectives, Policies and Strategies of the Meyers Fund and the Value Fund).


--------------------------------------- ---------------------------------------
            VALUE FUND                                MEYERS FUND
--------------------------------------- ---------------------------------------

The Value Fund may not make loans to    The Meyers Fund may not make loans
to other persons if such loans are      other persons except: (i) through the
specifically prohibited by the          lending of securities held by the
Investment Company Act or rules and     Meyers Fund and the provided that any
regulations thereunder.                 such loans not exceed 30% of its total
                                        assets (taken in each case at market
                                        value) or (ii) through the use of
                                        repurchase agreements or the purchase
                                        of short-term obligations and provided
                                        that not more than 10% of the Meyers
                                        Fund's net assets will be invested in
                                        repurchase agreements maturing in more
                                        than seven days.
--------------------------------------- ---------------------------------------
The Value Fund may not issue any senior The Meyers Fund may not issue any
the security (as that term is defined   senior security (as that term is defined
in Investment Company Act) if such      in Section 18(f) of the Investment
issuance is specifically prohibited by  Company Act) if such issuance is
the Investment Company Act or the       specifically prohibited by the
rules and regulations thereunder.       Investment Company Act or the rules and
                                        regulations promulgated thereunder,
                                        except as appropriate to evidence a
                                        debt incurred without violating the
                                        Meyers Fund's policy on making loans to
                                        other persons.
--------------------------------------- ---------------------------------------
The Value Fund may not borrow money if  The Meyers Fund may not borrow money,
such  borrowing is specifically         except from banks, and except that as a
prohibited by the Investment Company    temporary measure for extraordinary or
Act or the rules and regulations        emergency purposes the Meyers Fund may
thereunder.                             borrow an amount not to exceed
                                        one-third of the current value of the
                                        net assets of the Meyers Fund including
                                        the amount borrowed, moreover, the
                                        Meyers Fund may not purchase any
                                        securities at any time at which
                                        borrowings exceed 5% of the total
                                        assets of the Meyers Fund, taken in
                                        each case at market value (it is
                                        intended that the Meyers Fund would
                                        borrow money only from banks and only
                                        to accommodate requests for the
                                        withdrawal of all or a portion of a
                                        beneficial interest in the Meyers Fund
                                        while effecting an orderly liquidation
                                        of securities). In the event that the
                                        asset coverage for the Meyers Fund's
                                        borrowings falls below 300%, the Meyers
                                        Fund will reduce within three days the
                                        amount of its borrowings in order to
                                        provide 300% asset coverage.
--------------------------------------- ---------------------------------------
The Value Fund may not underwrite       The Meyers Fund may not underwrite
securities issued by other persons,     securities issued by other persons,
except that all or any portion of the   except insofar as the Meyers Fund may
assets of the Value Fund may be         technically be deemed an underwriter
invested in one or more investment      in selling a security.
companies to the extent not
prohibited by the Investment Company
Act or the rules and regulations
thereunder, and except in so far as
the Value Fund may technically be
deemed an underwriter under the 1933
Act in selling a security.
--------------------------------------- ---------------------------------------
The Value Fund may not concentrate its The Meyers Fund may not invest more investments in any particular industry, than 25% of the Meyers Fund's assets
but if it is deemed appropriate for     in any one industry.
the achievement of the Value Fund's
investment objective, up to 25% of
its assets, at market value at the
time of each investment, may be
invested in any one industry, except
that this restriction does not apply
to positions in futures contracts.
Obligations issued or guaranteed by
the United States Government, its
agencies and instrumentalities, and
obligations of domestic branches of
domestic banks, are not included in
this limit.
--------------------------------------- ---------------------------------------
The Value Fund may not purchase or      The Meyers Fund may not purchase or
sell real estate (excluding securities  sell real estate (including limited
secured by real estate or interests     partnership interests but excluding
therein), or interests in oil, gas or   securities secured by real estate of
mineral leases in the ordinary          interests therein), interests in oil,
course of  business; the Value Fund     gas or mineral leases, commodities or
reserves the freedom of action to hold  commodity contracts in the ordinary
and to sell real estate acquired        course of business (the fund  reserves
as a result of the ownership of         the freedom of action to hold and to
securities by the Value Fund.           sell real estate acquired as a result
                                        of the ownership of securities by the
                                        fund).

--------------------------------------- ---------------------------------------
The Value Fund does not have a similar The Meyers Fund may not purchase any restriction as a fundamental investment security or evidence of interest
restriction.                            therein on margin, except that the
                                        Meyers Fund may obtain such short-term
                                        credit as may be necessary for the
                                        clearance of purchases and sales of
                                        securities and except that the Meyers
                                        Fund may make deposits of initial
                                        deposit and variation margin in
                                        connection with the purchase,
                                        ownership, holding or sale of options.
--------------------------------------- ---------------------------------------
The Value Fund does not have a similar The Meyers Fund may not write any put restriction as a fundamental investment or call option or any combination
restriction.                            thereof, provided that this shall not
                                        prevent: (i) the purchase, ownership,
                                        holding or sale of warrants where the
                                        grantor of the warrants is the issuer
                                        of the underlying securities; or (ii)
                                        the purchase, ownership, holding or
                                        sale of options on Securities.
--------------------------------------- ---------------------------------------
The Value Fund does not have a similar  The Meyers Fund may not invest in
restriction as a fundamental            securities which are subject to legal
investment restriction.  It does,       or contractual restrictions on resale
however, have a non-fundamental policy  (other than repurchase agreements
(which can be amended or removed by     maturing in not more than seven
the Trustees, without shareholder       days and other than securities which
approval) that no more than 15% of      may be resold pursuant to Rule 144
the net assets of the Value Fund will   and/or Rule 144A under the 1933 Act if
be invested in illiquid securities.     the Investment Manager determines that
Private Placements which may be traded  a liquid market exists for such
pursuant to Rule 144A under the 1933    securities) if, as a result thereof,
Act, as amended, will not be subject    more than 15% of its net assets (taken
to this limitation if the Value Fund's  at market value) would be so invested
Board or Citizens finds that a liquid   (including repurchase agreements
trading market exists for these         maturing in more than seven days).
securities.
--------------------------------------- ---------------------------------------
The Value Fund does not have a similar The Meyers Fund may not make short-restriction as a fundamental investment sales of securities or maintain a short
restriction.                            position unless: (i) at all times when
                                        a short position is open the Meyers
                                        Fund owns an equal amount to such
                                        securities or securities convertible
                                        into or exchangeable, without payment
                                        of any further consideration, for
                                        securities of the same issue as, and
                                        equal in amount to, the securities sold
                                        short; and (ii) the Meyers Fund
                                        complies with the collateral
                                        requirements of the Investment Company
                                        Act and not more than 25% of the Meyers
                                        Fund's net assets (taken in each case
                                        at market value) is held as collateral
                                        for such sales at any one time.
--------------------------------------- ---------------------------------------
The Value Fund does not have a similar The Meyers Fund may not as to 75% of restriction as a fundamental investment the Meyers Fund's assets, purchase
restriction.                            securities of any issuer if such
                                        purchase at the time thereof would
                                        cause more than 5% of the Meyers Fund's
                                        assets (taken at market value) to be
                                        invested in the securities of such
                                        issuer (other than securities or
                                        obligations issued or guaranteed by the
                                        United States or any agency or
                                        instrumentality of the United States),
                                        except that for purposes of this
                                        restriction the issuer of an option
                                        shall not be deemed to be the issuer of
                                        the security or securities underlying
                                        such contract.
--------------------------------------- ---------------------------------------
The Value Fund does not have a similar  The Meyers Fund's objective of
fundamental investment objective,       investing in companies that have
however, as a non-fundamental policy,   progressive  Open Workplace policies
the Value Fund will seek to achieve     and, that, at a minimum have in place
its investment objective by investing   explicit policies against discrimination
in companies that are managed in a      in hiring and promotion based on
socially responsible  manner, which     sexual orientation, is a fundamental
includes investing in companies that    objective of the fund.
have  positive workplace records and
policies.  This policy can be changed
at any time  without a vote of
Shareholders.
--------------------------------------- ---------------------------------------

                                   APPENDIX B


                           PRINCIPAL SHAREHOLDERS***


     The following table sets forth the record and beneficial ownership of the Meyers Fund's outstanding equity securities as of __________, 2001 by each record and beneficial owner of 5% or more of each class of the Meyers Fund's outstanding equity securities. The table also indicates the percentage of the Value Fund shares that would be owned by such persons upon consummation of the Reorganization on the basis of holdings as of ________ __, 2001.


                               PERCENTAGE OF SHARES            PRO FORMA
       NAME OF                   RECORD OWNED AS OF             PERCENTAGE
     SHAREHOLDER                 ________ __, 2001         OWNERSHIP OF SHARES

    Charles Schwab               [TO BE INSERTED]             [TO BE INSERTED]















---------------------------------
*** As of the record date, the Value Fund has not commenced operating and has no shareholders.

                      AGREEMENT AND PLAN OF REORGANIZATION


         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ________, 2001 between Meyers Investment Trust, a Delaware business trust with its principal place of business at 8901 Wilshire Boulevard, Beverly Hills, California 90211 ("the Acquired Trust"), on behalf of its series, Meyers Pride Value Fund (the "Acquired Fund") and Citizens Funds, a Massachusetts business trust with its principal place of business at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801 (the "Acquiring Trust"), on behalf of its series, Citizens Value Fund (the "Acquiring Fund," and together with the Acquired Fund, the "Funds").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Acquired Fund and the Acquiring Fund, with which the Acquired Fund will reorganize, as provided herein. The reorganization will consist of the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Trust, on behalf of the Acquiring Fund, in exchange solely for shares (with no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the balance sheet liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL BALANCE SHEET LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1. Subject to the terms and conditions herein set forth herein (including Section 1.4) and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to transfer to the Acquiring Fund all of the Acquired Fund assets as set forth in
Section 1.2, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume the balance sheet liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

         1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers.

         1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund reflected on the balance sheet of the Acquired Fund (as prepared by the Acquired Fund in accordance with Section 3.2) as of the Valuation Time as defined in Section 2.1. The Acquired Fund will endeavor to discharge its liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

         1.4. Notwithstanding Section 1.2 or Section 1.3 hereof, any Acquired Fund assets or liabilities existing or outstanding as a result of any expense reimbursement arrangement shall not be transferred or assumed hereunder. The Acquired Fund hereby covenants and agrees that final payment and settlement of all amounts outstanding under any expense reimbursement arrangement shall be made prior to the Valuation Time and shall not be reflected on the balance sheet of the Acquired Fund as of the Valuation Time or the Closing Date.

         1.5.     [Intentionally omitted.]

         1.6. Immediately after the transfer of its assets provided for in
Section 1.1, the Acquired Fund will distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time as defined in Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of the Acquired Fund (the "Acquired Fund Shares") owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.7. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund's books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

         1.8. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         1.9. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.       VALUATION

         2.1. The value of the net assets of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day next preceding the Closing Date (such valuation time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.2. The Acquiring Fund shall, on or before the Valuation Time, make such adjustments as are necessary so that on the Valuation Time the net asset value of an Acquiring Fund Share shall be equal to the net asset value of a share of the Acquired Fund computed as of the Valuation Time.

         2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets of the Acquired Fund, less the value of the balance sheet liabilities of the Acquired Fund assumed, shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the balance sheet liabilities of the Acquired Fund as determined in accordance with Section 2.1, by the net asset value of a Acquiring Fund Share determined in accordance with Section 2.2.

         2.4. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees and independent accountants.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing of the Reorganization contemplated by this Agreement shall be [INSERT DATE OF CLOSING], or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:30 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, or at such other place and time as the parties may agree.

         3.2. The Acquired Trust shall furnish to the Acquiring Trust a statement of the Acquired Fund's Assets and balance sheet liabilities, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by the Acquired Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

         3.3. The Acquired Trust shall deliver at the Closing a certificate of an authorized officer of the Acquired Trust certifying that the Acquired Trust has instructed BNY Western Trust Company ("BNY"), as custodian for the Acquired Fund, to deliver the Assets of the Acquired Fund to Fifth Third Bank, custodian for the Acquiring Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Fund represented by a certificate or other written instrument shall be presented by BNY to Fifth Third Bank for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's Securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and BNY. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.4. The Acquired Trust shall instruct BISYS Fund Services, Inc., as transfer agent of the Acquired Fund, to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's and its shareholders' accounts on the books of the Acquiring Fund.

         3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Trust or the Acquiring Trust, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. The Acquired Trust, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

                  (a) The Acquired Trust is a business trust duly established and validly existing under the laws of State of Delaware with power under its Certificate of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquired Fund has been duly established as a series of the Acquired Trust.

                  (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (c) Except for the approval of the shareholders of the Acquired Fund, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

                  (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund will not result, in violation of Delaware law or of the Acquired Trust's Certificate of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired

         Trust on behalf of the Acquired Fund will not result in the acceleration of any obligation (except as contemplated under Section
         1.4 hereof), or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

                  (e) There is no material litigation or administrative proceeding or investigation of or before any court or governmental body or any regulatory investigation (other than routine inspections and audits) presently pending or to Acquired Trust's knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquired Fund's business or its or the Acquired Fund's ability to consummate the transactions herein contemplated.

                  (f) The financial statements of the Acquired Fund at and for the year ended May 31, 2001 have been audited by KPMG, LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. All of such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of the dates thereof in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein. The Acquired Fund does not have any unamortized organizational expenses and no such expenses will be reflected on the balance sheet of the Acquired Fund as of the Valuation Time or the Closing Date.

                  (g) Since May 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been timely paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (i) For each taxable year of its operation ended prior to the Closing Date the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquired Fund will continue to meet all the requirements of Subchapter M of the Code for such portion of its current taxable year as commences on June 1, 2001 and ends on the Closing Date. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code did not apply.

                  (j) All issued and outstanding shares of the Acquired Fund
         (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,
         (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in
         Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

                  (k) At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Trust, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

                  (m) The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The current prospectus and statement of additional information of the Acquired Fund (as amended and supplemented) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (o) The combined proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.6 (as amended and supplemented, the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust for use therein.

                  (p) Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4) - 4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

                  (q) Immediately prior to the Closing, the Acquired Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Immediately prior to the Closing, the Acquired Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its net asset value in accordance with the Acquiring Fund's registration statement.

         4.2. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Fund as follows:

                  (a) The Acquiring Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of the Acquiring Trust.

                  (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

                  (e) There is no material litigation or administrative proceeding or investigation of or before any court or governmental body or any regulatory investigation (other than routine inspections and audits) presently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund's business or its or the Acquiring Fund's ability to consummate the transactions herein contemplated.

                  (f) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, be duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (g) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Trust, on behalf of the Acquired Fund, has received notice at or prior to the Closing.

                  (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

                  (i) The information to be furnished by the Acquiring Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (j) The current prospectus and statement of additional information of the Acquiring Fund (as amended and supplemented) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (k) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein.

                  (l) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4) - 4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

                  (m) Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its net asset value in accordance with the Acquiring Fund's registration statement.

5.       COVENANTS

         5.1. The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Acquired Fund's normal operations; and
(b) the Acquired Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

         5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

         5.3. The Acquired Trust and the Acquired Fund covenant to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than ___________, 2001 (or such other date as the parties may agree to in writing).

         5.4. The Acquired Trust and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquiring Trust will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, and the Acquired Trust will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The Acquired Trust and the Acquired Fund will provide the Acquiring Trust with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

         5.7. Each of the Acquired Trust and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Trust's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.8. Each of the Acquiring Trust and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm the Acquired Trust's title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the balance sheet liabilities of the Acquired Fund to be assumed pursuant to this Agreement.

         5.9. The Acquired Trust, the Acquiring Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

         5.10. Each of the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED TRUST

         The obligations of the Acquired Trust and the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Trust's election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Trust or the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquired Trust or the Acquired Fund, or the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

         6.2. The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by a duly authorized officer of the Acquiring Trust, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Trust shall reasonably request.

         6.3. The Acquired Trust shall have received on the Closing Date an opinion of Bingham Dana LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

                  (a) the Acquiring Trust has been established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and is existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund has been duly designated as a series of the Acquiring Trust;

                  (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act;

                  (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, and constitutes a valid and legally binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

                  (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust or By-laws; and

                  (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquired Trust, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Trust may reasonably request.

         6.4. The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

         6.5. The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the Acquired Trust pursuant to which the Acquiring Trust, on behalf of the Acquiring Fund, will assume all of the balance sheet liabilities of the Acquired Fund existing at the Valuation Time.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

         The obligations of the Acquiring Trust and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Acquired Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties of the Acquired Trust, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquired Trust or the Acquired Fund, the Acquiring Trust or the Acquiring Fund or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquiring Trust or the Acquiring Fund, or the Acquired Trust or the Acquired Fund, which any of such persons reasonably believes might result in such litigation.

         7.2. The Acquired Trust shall have delivered to the Acquiring Trust the statement of Assets and balance sheet liabilities, together with a list of portfolio holdings, as described in Section 3.2, and all such documents shall be satisfactory to the Acquiring Trust in all respects.

         7.3. The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by a duly authorized officer of the Acquired Trust, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Trust shall reasonably request.

         7.4. The Acquiring Trust shall have received on the Closing Date an opinion of Kirkpatrick & Lockhart LLP, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, to the effect that:

                  (a) the Acquired Trust has been established as a Delaware business trust, and is existing under the laws of the State of Delaware, and the Acquired Fund has been duly designated as a series of the Acquired Trust;

                  (b) the Acquired Trust, with respect to the Acquired Fund, has the power as a Delaware business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act;

                  (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

                  (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Certificate of Trust or By-laws; and

                  (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the Federal laws of the United States or the laws of the State of Delaware for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquiring Trust, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Trust may reasonably request.

         7.5. The Acquired Trust and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.       FURTHER CONDITIONS PRECEDENT

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization of the Funds contemplated by this Agreement.

         8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Certificate of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust and the Acquiring Fund or the Acquired Trust and the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4. The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received an opinion of Bingham Dana LLP addressed to the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the balance sheet liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the balance sheet liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the balance sheet liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by the Acquired Fund Shareholders will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by the Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Bingham Dana LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this
Section 8.5.

9.       INDEMNIFICATION

         9.1. The Acquiring Trust agrees to indemnify and hold harmless the Acquired Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. The Acquired Trust agrees to indemnify and hold harmless the Acquiring Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

         10.1. The Acquiring Trust and the Acquired Trust each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2. Each party represents that a third party on its behalf will pay that party's expenses incurred in connection with the Reorganization, whether or not the transactions contemplated herein are consummated, provided that (i) such third party will split equally with the other party the costs and expenses incurred in connection with the preparation of the Registration Statement and the Proxy Statement (and the filing of each such document with the Securities and Exchange Commission) and the solicitation of the Acquired Fund Shareholders to consider and approve this Agreement and (ii) a third party on behalf of the Acquiring Trust will pay the costs and expenses incurred in connection with the preparation of this Agreement and the registration statement on Form N-1A for the registration of the shares of the Acquiring Fund, provided that the costs and expenses paid by such third party under this clause (ii) shall not include the costs and expenses of the Acquired Trust, the Acquired Fund or the counsel to the Acquired Trust and Acquired Fund that are incurred in connection with their review of such documents.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2 Except as specified in the next sentence set forth in this
Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

         The covenants to be performed after the Closing and the obligations of each of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties,
(ii) by either party if the Closing shall not have occurred on or before ___________, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.      WAIVER

         At any time prior to the Closing Date, expect as otherwise provided by law, either party may be written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust or the Acquired Fund, c/o Shelly J. Meyers, 8901 Wilshire Boulevard, Beverly Hills, California 90211, with a copy to Beth R. Kramer, Esq., Kirkpatrick & Lockhart LLP, 1251 Avenue of the Americas, New York, New York 10020, or to the Acquiring Trust or the Acquiring Fund, c/o John L. Shields, 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801, with a copy to Roger P. Joseph, Esq., Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, or to any other address that the Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

16.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of the Acquired Trust to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

         16.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         16.5. The Acquired Trust is a business trust organized under Delaware law and under a Certificate of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of State of the State of Delaware and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquired Trust entered into in the name or on behalf of the Acquired Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Acquired Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquired Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Acquired Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

         16.6. The Acquiring Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquiring Trust entered into in the name or on behalf of the Acquiring Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Acquiring Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquiring Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Acquiring Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

                              [Signatures follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the day and year first written above.

                                     MEYERS INVESTMENT TRUST,
                                     on behalf of MEYERS PRIDE VALUE FUND


                                     By:_______________________________
                                     Name:
                                     Title:

                                     CITIZENS FUNDS, on behalf of
                                     CITIZENS VALUE FUND


                                     By:_______________________________
                                     Name:
                                     Title:

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


________ __, 2001










                                   Prospectus



                                                   CITIZENS VALUE FUNDSM















                                                                 CITIZENS
                                                                 FUNDS(R)




The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[in right-hand margin] CITIZENS VALUE FUND

TABLE OF CONTENTS

OVERVIEW...................................................__

THE FUND
Investment Objective and Principal Investment Strategies...__
Principal Risks............................................__
Performance................................................__
Fees and Expenses..........................................__

ADDITIONAL FUND DETAILS
Growth Plus Risk Management ...............................__
Citizens Value Fund........................................__

MANAGEMENT OF CITIZENS FUNDS
The Role of the Investment Adviser ........................__
Our Sub-Adviser ...........................................__
The Fund's Fees ...........................................__
12b-1 Fees and Classes.....................................__

SHAREHOLDER INFORMATION
Investment Minimums .......................................__
How We Value Our Shares ...................................__
How to Buy and Sell Shares ................................__
Shareholder Services and Policies .........................__
Costs for Services ........................................__
MAILING ADDRESS AND WIRING INSTRUCTIONS....................__

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................__

===============================================================================
OVERVIEW
===============================================================================
CITIZENS FUNDS(R)

Our goal at Citizens Funds is to achieve strong financial results by seeking out securities which we believe have above-average prospects for long term growth of capital and by employing specific risk management methods in the management of our actively managed portfolios as well as in the management of our index underlying our passively managed portfolio. One such method is that Citizens Funds invests only in companies that we deem to have positive records of corporate responsibility.

THE FUND
THE CITIZENS VALUE FUND invests primarily in equity securities of undervalued but fundamentally sound companies and has an objective of long term capital appreciation.

RISKS
There are certain principal risks of investing in the Citizens Value Fund:

o The stock markets are sometimes volatile and may change significantly and unpredictably in response to political, regulatory, market or economic developments.

o The stocks the Citizens Value Fund purchases may go up or down more or less than the markets as a whole.

o As with all mutual funds, you could lose money by investing in the Citizens Value Fund.

WHO MAY WANT TO INVEST

THE CITIZENS VALUE FUND is designed for investors with a long term investment horizon who are seeking an actively managed, socially responsible, value style investment strategy, and who are willing to accept the risk that the value of their investment may fluctuate.

===============================================================================
THE FUND
===============================================================================

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Citizens Value Fund seeks to attain long term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but, fundamentally sound companies. Risk management strategies are an integral part of our investment process. The Citizens Value Fund invests only in companies that meet a high standard for corporate and environmental responsibility, meaning that they have positive workplace, community, environmental and workplace records. We believe that our socially responsible investing mandate directly complements our efforts to control risk by avoiding companies whose corporate behavior could impede performance.

CHANGE IN INVESTMENT OBJECTIVE
The investment objective of the Fund can be changed without the approval of shareholders of the Fund.

CITIZENS VALUE FUND

OBJECTIVE
The Citizens Value Fund's investment objective is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
During normal market conditions, the Citizens Value Fund invests primarily in equity securities of publicly traded companies, mostly common stocks. The Fund may also invest in preferred stocks, warrants and debt instruments convertible into stock. The Citizens Value Fund will generally use an actively managed, value-based investment approach focusing on the long term market cycle (at least 3 - 5 years) to identify investments. Value funds seek to invest in companies whose stock price may not fully reflect the company's real worth or future prospects. Using this value approach, the Citizens Value Fund will seek to invest in companies having the following characteristics:

o low current value relative to earnings estimates, cash flow, book value and/or break-up value;
o   strong management;
o   strong business fundamentals; and
o   positive earnings momentum.

During normal market conditions, the Fund expects to invest at least 60% of its net assets in equity securities of companies with a total market capitalization of at least $2 billion.


RISKS
The Fund is subject to the following principal risks (for more details see pages __-__ below):

o   Market Risk
o   Sector Risk
o   Company Risk
o   Value Securities Risk
o   Small- and Medium-Sized Company Risk
o   Convertible Securities Risk
o   Liquidity Risk
o   Foreign Investing Risk

DEFENSIVE POSITIONS
In an attempt to protect itself from adverse market or economic conditions, the Citizens Value Fund may on occasion take temporary defensive positions in cash or cash equivalents, such as money market instruments or other high quality, short-term fixed income securities. These positions may prevent the Fund from achieving its investment objective or otherwise adversely affect Fund performance. If the Citizens Value Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. However, the Fund is normally substantially invested in accordance with its investment objectives and policies.

PRINCIPAL RISKS
The principal risks of investing in the Citizens Value Fund include:

MARKET RISK. The stock market is sometimes volatile and may change dramatically and unpredictably in response to political, regulatory, market or economic developments. Stock prices have historically gone up and down more than the value of fixed income securities. The value of your investment in the CITIZENS VALUE FUND will go up or down based on market conditions.

SECTOR RISK. Although the CITIZENS VALUE FUND does not invest more than 25% of its total assets in a particular industry, the Fund will at times be invested more heavily in some industries or broader market sectors than in others, and may be over-weighted in certain sectors in comparison to the market as a whole, or to other market indices. Since the outlook for particular sectors will differ due to unique market, economic, regulatory or competitive environments, there is always the possibility that the value of a group of related stocks will go down more than the total market because of developments in a specific sector. These fluctuations may cause the value of your investment to go down.

Also, although the Fund limits investment in any one industry, industries may be interrelated such that the Fund has a greater concentration in a broader market sector, such as technology. Technology companies may be subject to greater risks than other companies, including but not limited to obsolescence, short product cycles and more rapidly changing market conditions.

COMPANY RISK. The value of the stock of an individual company varies with the prospects of that company and can be more or less volatile than the market as a whole. The success or failure of each of the companies in which the CITIZENS VALUE FUND invests will cause the value of your investment to go up or down.

VALUE SECURITIES RISK. The CITIZENS VALUE FUND will invest in securities that are undervalued based on the belief that the market value of these securities will rise due to anticipated events and changes in investor perceptions. If these events do not occur or are delayed, if investor perceptions about the securities do not improve, or if a stock judged to be undervalued is appropriately priced, the market price of these securities may not rise as expected or may fall.

SMALL- AND MEDIUM-SIZED COMPANY RISK. The small- and medium-sized companies that the Citizens Value Fund invests in may have speculative characteristics. Small companies, in particular, have unique risks. Among others, they may be dependent on an individual, may have inexperienced management, limited product lines or have a difficult time obtaining financing or market share. Their shares are also more volatile, and may not be traded as frequently or in as large a volume as shares of larger companies. Medium-sized companies generally involve less risk than smaller companies but their shares are still more volatile and more subject to changes in the market than larger companies.

CONVERTIBLE SECURITIES RISK. Convertible securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

LIQUIDITY RISK. The CITIZENS VALUE FUND may not be able to sell its smaller capitalization securities as quickly as securities issued by companies with larger capitalizations, especially if investor perceptions about the issuer worsen. During certain economic downturns it may be more difficult for the Fund to sell its smaller capitalization, less liquid securities at their fair value to meet requests for redemptions by shareholders or to respond to changes in the market.

FOREIGN INVESTING RISK. The CITIZENS VALUE FUND may invest in foreign markets by investing in American Depository Receipts or other foreign instruments that are traded in U.S. dollars. Foreign markets are generally less efficient and more volatile than those in the United States. Foreign economies and governments may be less mature and stable than those in the U.S. and foreign securities may be more significantly impacted by political and economic events. Foreign companies may be adversely affected by excessive (or inadequate) government regulation, excessive taxation, nationalization, expropriation or political, economic or social instability. The risks of investing in emerging market economies are even greater and can include high inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries. These characteristics of foreign investing may cause the value of your investment to go up or down.

Certain European countries have joined the European Economic and Monetary Union
(EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. European financial markets could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The value of the euro has declined significantly since its introduction. This decline may negatively affect companies that are based in Europe or sell to European markets.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how average annual returns for certain periods compare with those of a widely recognized index of market performance. The Fund is newly organized in 2001, and both the bar chart and the table are based on the performance of the Fund's predecessor, the Meyers Pride Value Fund, which will contribute its portfolio securities to the Fund when the Fund commences operations, in exchange for Standard Class shares of the Fund. The Meyers Pride Value Fund is a registered investment company. The Fund will be managed in a manner that is in all material respects equivalent to the management of the Meyers Pride Value Fund.

Past performance is not necessarily an indication of how the Fund will perform in the future.

CALENDAR YEAR RETURNS AS OF DECEMBER 31 (STANDARD CLASS SHARES)
[bar chart]
        1997 - 21.79%
        1998 - 13.61%
        1999 - 28.34%
        2000 - (0.18)%

The Meyers Pride Value Fund year-to-date return as of June 30, 2001 was 21.73%.

Best and Worst Quarterly Performance (during period shown above)
Best quarter return:  21.58% (4th quarter 1998)
Worst quarter return: (15.19)% (3rd quarter 1998)

Average Annual Returns (through December 31, 2000)

------------------------------------------ ---------------- ---------------
                                           One Year             Since
                                           Return               Inception
------------------------------------------ ---------------- ---------------
Meyers Pride Value Fund                    (0.18)%          15.36%
                                                            (6/13/96)
------------------------------------------ ---------------- ---------------
S&P 500 Index*                             (9.10)%          17.93%
                                                            (6/13/96)
------------------------------------------ ---------------- ---------------

* The S&P 500 Index is a widely recognized, unmanaged index of the common stock prices of 500 of the largest companies in the U.S. market.

FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Citizens Value Fund. Annual fund operating expenses are paid out of the assets of the Fund. The Fund does not have a sales charge
(load).

                                SHAREHOLDER FEES
                   (Fees paid directly from your investment)*

--------------------------------------------------------------------------------------------------------
                 Maximum
                 Sales                      Maximum                                    Maximum
                 Charge                     Sales Charge                               Account Fee
                 (Load)      Maximum        (Load)                                     (Charged only
                 Imposed     Deferred       Imposed on                                 if account falls
                 on          Sales Charge   Reinvested    Redemption                   below minimum
                 Purchases   (Load)         Dividends     Fee           Exchange Fee   balance)**
--------------------------------------------------------------------------------------------------------
CITIZENS
VALUE FUND       None        None           None          None          None           $3.00/month
--------------------------------------------------------------------------------------------------------

*   See "Costs for Services," on page ___.

** A fee of $3.00/month currently is charged on accounts that fall below a minimum balance of $2,500 ($1,000 minimum balance for Uniform
    Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and Automatic Investment Plan accounts.) This fee does not apply to IRA accounts.

                         ANNUAL FUND OPERATING EXPENSES
                    (Expenses that are deducted from assets)

--------------------------------------------------------------------------------------------------------
                                                          Total Annual
                 Management   Distribution    Other       Operating       Reimbursements/        Net
                    Fees          Fees       Expenses     Expenses            Waivers*         Expenses
--------------------------------------------------------------------------------------------------------
CITIZENS VALUE FUND
--------------------------------------------------------------------------------------------------------
STANDARD
CLASS SHARES       1.00%**       0.25%        0.80%         2.05%              0.10%            1.95%
--------------------------------------------------------------------------------------------------------

*For the period of commencement of operations until June 30, 2002 the investment adviser to the Fund has contractually agreed to waive certain fees and/or reimburse certain expenses, such as Distribution Fees and Other Expenses (other than interest expenses, taxes, brokerage commissions and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund). If the Fund's aggregate expenses would exceed on a per annum basis the percentage of average daily net assets specified below, the adviser will waive certain fees and/or reimburse certain expenses for the amount of the excess.

                                                                        Net
                                                                      Expenses
CITIZENS VALUE FUND
Standard Class shares                                                  1.95%

**The management fee is 1.00% per annum on average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same and all dividends and distributions are reinvested. Contractual fee waivers and reimbursements are reflected only in the one year amounts. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        One Year     Three Years     Five Years     Ten Years

CITIZENS VALUE FUND
Standard Class
shares                   $198            $633          $1,094        $2,371

==============================================================================
ADDITIONAL FUND DETAILS
==============================================================================

More information about the Fund's investment strategies and risks appears below and in the Fund's Statement of Additional Information. Of course, the Fund is not required to and may not invest in all of the investments or engage in all of the investment techniques or strategies listed in this prospectus or in the Statement of Additional Information.

Growth Plus Risk Management
Although we strive to deliver strong investment performance, we are always cognizant of risk. We endeavor to reduce risk through specific risk management strategies. For instance, the Fund employs social and environmental screens to avoid companies whose corporate behavior could negatively affect its performance. The Fund also avoids excessive company and industry concentrations.

As described below, the Citizens Value Fund employs social screening of stocks as a risk control measure. Of course, these strategies may not always be used or may not be successful in minimizing risks when they are used. Investing in the stock markets is inherently risky, particularly if you do not plan to invest for the long term.

Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner. The Fund will invest only in companies that we deem to be socially and environmentally responsible, which includes investing in companies that have positive workplace, community and environmental records. At the same time, we avoid companies whose primary business is the manufacture of alcohol, tobacco, nuclear power, or conventional or nuclear weaponry. We also avoid companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management.

Citizens' exclusionary social screens focusing on alcohol, tobacco, firearms, diversity and gaming are applied in selecting equities for the Value Fund. Social research analysts will then conduct detailed qualitative social screening in identifying companies with useful products, a history of environmental stewardship, and good employee and community relations. One of the key qualitative screens to be used in selecting equities for the Value Fund will be diversity and equal opportunity. This screen will eliminate companies from investment if they have a pattern of discrimination based on sexual orientation, age, gender, race, disability or religion. The management of the Citizens Value Fund strongly believes a company's ability to generate sustainable, superior earnings is dependent upon how it behaves towards its employees, customers, environment and community.

CITIZENS VALUE FUND

-----------------------------------------------------
                CITIZENS VALUE FUND
------------------------ ----------------------------
Objective                Long Term Capital
                         Appreciation
------------------------ ----------------------------
Morningstar Category     New Fund
------------------------ ----------------------------
Inception Date           [__/__/01]
------------------------ ----------------------------
CUSIP                    [__________]
------------------------ ----------------------------
Ticker Symbol
------------------------ ----------------------------
Manager                  Shelly Meyers
------------------------ ----------------------------
Sales charge             No-load
------------------------ ----------------------------

The CITIZENS VALUE FUND expects during normal market conditions, to invest at least 60% of the Fund's net assets in equity securities of publicly-traded companies with market capitalizations of at least $2 billion. Market capitalization is computed by multiplying the current market price of a share of a company's stock by the total number of its shares outstanding. It is a commonly used measure of the size and value of a company.

The securities the Fund may invest in include common stocks, preferred stocks, warrants and certain debt instruments convertible into stock. However, the Fund may also invest, to a lesser degree, in certain other types of securities. The convertible securities the Fund may invest in include bonds, notes, debentures and preferred stocks (up to 10% of the Fund's total assets). The investment adviser will limit investments in convertible securities to securities rated "investment grade." The Fund may, but is not required to, enter into options transactions for the purpose of hedging. The Fund will only enter into exchange-traded options.

Also, the Fund may invest in foreign securities, provided they are publicly traded in the United States in the form of American Depository Receipts (ADRs) or other instruments that are traded in U.S. dollars. ADRs are shares of foreign companies deposited in U.S. banks or a U.S. branch of a foreign bank. An ADR is considered a security of the country in which the foreign company depositing its securities is headquartered.

The Citizens Fund Value expects to hold securities as long term investments, and does not normally expect to engage in frequent trading of securities to achieve its investment objective. However, from time to time the securities of the Fund may be more frequently traded. This trading may create tax consequences for shareholders in the form of increased capital gains and losses. Capital gains, when distributed, are taxable to shareholders. The trading costs associated with active management may also lower Fund performance.

===============================================================================
MANAGEMENT OF CITIZENS FUNDS
===============================================================================

THE ROLE OF THE INVESTMENT ADVISER
In order to manage the Fund on a day-to-day basis, Citizens Funds has signed a Management Agreement with Citizens Advisers, Inc., with offices at 230 Commerce Way, Portsmouth, NH, 03801. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as the Fund's distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

In its role as investment adviser to the Fund, Citizens Advisers determines which companies meet the Fund's social criteria and will be carried on Citizens Funds "Approved List" of investments.

Citizens Advisers performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions that maintain omnibus accounts with Citizens Funds.

OUR SUB-ADVISER
To assist with portfolio management for the Fund, Citizens Advisers has retained, at its own expense, a sub-adviser.

MEYERS CAPITAL MANAGEMENT, LLC. Meyers Capital Management, LLC, the sub-adviser for the Citizens Value Fund, is a California limited liability company organized on January 23, 1996, and has been a registered investment adviser under the Investment Advisers Act of 1940 since March 7, 1996. As of March 31, 2001, Meyers Capital manages approximately $25 million in assets. Its headquarters are at 8901 Wilshire Boulevard, Beverly Hills, California 90211.

Shelly J. Meyers, CPA is the lead portfolio manager responsible for the day-to-day management of the Citizens Value Fund. She has managed the Fund and the Fund's predecessor, the Meyers Pride Value Fund, since their inceptions. Ms. Meyers is also the Chief Executive Officer and President of Meyers Capital. From July 1994 to February 1996, Ms. Meyers was Assistant Vice President of Institutional Asset Management for The Boston Company Asset Management, Inc., where, as an equity research analyst and assistant portfolio manager for the institutional investment group and lead equity analyst for the entertainment, communications, apparel, specialty retail and energy industries, she was responsible for analyzing portfolios containing investments valued at up to $1.2 billion.

THE FUND'S FEES
For the services the adviser and sub-adviser provide to the Citizens Value Fund, the Adviser will receive the following fees (based on the average annual net assets of the Fund):

                                                               Aggregate
                                                               Management
                                                                  and
                            Management    Administrative     Administrative
                              Fee*             Fee                Fees*
===============================================================================
CITIZENS VALUE FUND
===============================================================================
Standard Class shares       1.00%             0.10%               1.10%

Based on assets up to $500 million. The management fee is 1.00% per annum on average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million. The Adviser also is paid a per account fee for providing shareholder services to the Fund.

12B-1 FEES AND CLASSES
The Citizens Value Fund offers Standard Class shares. These shares are no-load.

Citizens Funds has a Distribution Plan which allows the Fund to pay fees to Citizens Securities and others who provide distribution or administration services to the Fund. The fees may be used as compensation for the provision of distribution services, services relative to the sale of shares of the Fund, advertising, marketing or other promotional activity and the preparation, printing and distribution of prospectuses and reports sent to non-shareholders. The fees also may be used as compensation for the provision of personal service and the maintenance of shareholder accounts. We will also pay commissions to outside brokers or service organizations for similar services. Because these costs are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

With respect to the Standard Class shares of the Fund, 0.25% of the Fund's net assets is payable under Citizens Funds' Distribution Plan.

===============================================================================
SHAREHOLDER INFORMATION
===============================================================================
The Citizens Value Fund is no-load. The Standard Class shares of the Fund are subject to 12b-1 fees.

INVESTMENT MINIMUMS

STANDARD CLASS SHARES
o Minimum Initial Investment. The minimum initial investment in the Standard Class shares of the Fund is $2,500 ($1,000 for IRA, UGMA/UTMA and Automatic Investment Plan (AIP) accounts).

o Minimum Subsequent Investment. The minimum subsequent investment for all accounts, including AIP accounts, is $50.

o Minimum Balance. If your account falls below the minimum for the Fund, you will be assessed a monthly fee of $3 until you bring your balance above the $2,500 minimum ($1,000 for UGMA/UTMA and AIP accounts). This fee will also be applied to inactive AIP accounts. This fee does not apply to IRA accounts. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 60 days notice and an opportunity to bring the account up to the applicable minimum.

IRAS
There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

HOW WE VALUE OUR SHARES
The price of shares in the Fund is called the Net Asset Value. To calculate the Net Asset Value, we add up the total assets of the Fund, subtract all liabilities, and then divide by the number of shares outstanding.

Equity securities are valued at the closing sale price on the primary exchange on which those securities are traded, or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and the asked price for international securities.

Fixed income investments are generally valued at the closing bid price for securities. Debt securities maturing within 60 days are normally valued at amortized cost. Amortized cost is approximately equal to market value, and is described in the Statement of Additional Information.

Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied evaluations and evaluations based on analysis of market data or other factors, if these valuations are believed to more accurately reflect the fair value of the securities.

If no market quotation is available for a given security (including restricted securities that are subject to limitations on their sale), the Fund's adviser or sub-adviser will fairly value that security in good faith pursuant to the policies established by Citizens Funds' Board of Trustees.

The value of our shares is determined on each day the New York Stock Exchange is open for trading, at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.

HOW TO BUY AND SELL SHARES
HOW TO BUY SHARES
It's easy to buy shares in the Fund. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn on U.S. dollars are accepted, but shares purchased with foreign checks may be held in escrow for at least 20 days.

Your cost will be the Net Asset Value next determined after your payment is received by the Fund's transfer agent. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.

Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on their behalf purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order. Purchases and sales of fund shares through broker dealers may involve higher fees.

AUTOMATIC INVESTMENT PLAN
To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen fund.
We will do the rest.

                        BENEFITS OF AUTOMATIC INVESTING
Automatic investing, or saving a predetermined amount of money each month or quarter, offers many advantages:

o    It encourages the discipline of saving on a regular basis;

o    You can avoid the temptation to time the market;

o Your employer may allow you to deduct directly from your paycheck. You won't miss what you don't see; and

o It's easy and convenient. Fill out the form and the rest automatically happens each month.

To get started, visit www.citizensfunds.com or call us at (800) 223-7010.

HOW TO SELL SHARES
TELEPHONE REDEMPTION
We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to and including $25,000) you want to sell (redeem). Certain redemptions under $25,000 also may require a Medallion Signature Guarantee (see information below), at the discretion of Citizens Funds. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Citizens Funds will not be responsible, nor will our Adviser or Transfer Agent, if we follow the above precautions and act on telephone instructions we reasonably believe to be genuine.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of Citizens Funds by telephone. Under such circumstances, please consider sending written instructions.

REQUESTS FOR REDEMPTION
If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee, which is a signature guarantee provided by an eligible guarantor (see list below). We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Certain requests for redemption under $25,000 also may require a Medallion Signature Guarantee, at the discretion of Citizens Funds. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

REDEEM YOUR SHARES THROUGH BROKER-DEALERS
You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with Citizens Funds that permit them to order redemption of shares by telephone or other electronic communication. Purchases and sales of fund shares through broker-dealers may involve higher fees.

REDEMPTION IN KIND
The Fund will normally redeem shares for cash, but may pay the redemption price partly or in whole with portfolio securities where the redemption is for more than $250,000. If portfolio securities are distributed instead of cash, shareholders may incur brokerage commissions or other costs in converting the securities to cash.

TRANSACTIONS REQUIRING MEDaLLION SIGNATURE GUARANTEE
o All requests for redemption over $25,000 (and certain requests under and including $25,000)
o   Changing your account title in any way
o   Authorizing a telephone transaction for the first time
o   Changing your pre-designated wire or ACH instructions
o   Establishing or modifying a systematic withdrawal plan
o   Exchanges between accounts which do not have identical titles

ELIGIBLE GUARANTORS
o   Commercial Banks
o   Trust Companies
o   Savings Associations
o   Credit Unions
o   Broker-Dealers
o   Members of domestic stock exchanges

Note: Notaries Public are not eligible guarantors.

You may sell (redeem) your shares on any business day. The redemption price for your shares will be the Net Asset Value the next time it is calculated after your redemption request, in proper form, has been received.

SHAREHOLDER SERVICES AND POLICIES
We try to demonstrate our commitment to your investment success by offering a family of mutual funds to meet diverse objectives and assisting you with a complete range of convenient services including the following retirement services:

o   Traditional and Roth IRAs
o   SEP and SIMPLE IRAs
o   401(k), 403(b) and 457 plans
o   Rollover and transfer services

Please call our Shareholder Service Center for more information at (800)
223-7010.

EXCHANGE PRIVILEGE
Since investors' investment needs change over time, we provide for easy exchanges among Citizens mutual funds at no charge. You may make an exchange at any time and to any Citizens mutual fund. An exchange is considered a purchase and sale of shares for tax purposes; consequently, you may have a taxable gain or a loss as the result of an exchange. Just call us or write us with your request. The investment minimums and monthly below minimum balance fee remain applicable to exchange purchases into other Citizens Funds mutual funds.

EXCESSIVE EXCHANGES AND MARKET TIMING
Because excessive trading can lower the Fund's performance and harm shareholders, we reserve the right to suspend or terminate the exchange privilege of any investor who makes excessive use of the privilege (e.g., more than five exchanges within a one-year period). Your exchanges may also be restricted or refused if we perceive a pattern of simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to the Fund, may result in a termination of exchange privileges or closure of your account. Before terminating exchange privileges or closing an account, we ordinarily will give you 30 days notice and an opportunity to respond and discuss the matter with one of our Shareholder Service Representatives. You may still redeem your shares in the event that your exchange privileges are suspended or terminated.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

SYSTEMATIC WITHDRAWAL PLAN
You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

MAKING A CHANGE IN YOUR ACCOUNT
After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist you, but to protect both you and Citizens Funds from fraud, we may require an original Medallion Signature Guarantee, which is a signature guarantee from an eligible guarantor (see list above) from all registered owners of the accounts.

TAX-SHELTERED RETIREMENT PLANS
Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified IRAs, Roth IRAs, SEP-IRAs, SIMPLE IRAs and 403(b) plans (for employees of non-profit organizations). The Fund is suitable for 401(k) and 457 plans, variable annuities, and other types of retirement plans as well. Call us for a brochure and application.

ESCROW
Redemption proceeds of shares purchased by check or ACH transfer are unavailable for a period of time. See "How to Sell Shares - Requests for Redemption," on page ___.

                               COSTS FOR SERVICES

Below $2,500/ $1,000 minimum balance fee              $ 3.00/mo.*
Annual IRA fee (per account)                          $10.00**
Maximum Annual IRA fee (for all accounts)             $20.00
IRA Closure Fee                                       $15.00
Returned checks                                       $20.00
Returned Electronic Purchase/Payment - ACH            $15.00
Outgoing wire transfer                                $10.00
International wire transfer                           $20.00
Copies of statements, checks and tax forms            $ 2.00/each (free if
                                                      obtained through our
                                                      audio response system)

* This fee does not apply to IRA accounts.
**This fee is waived for total IRA balances of $25,000 and higher, and total account balances of $50,000 and higher.

MAILING ADDRESS AND WIRING INSTRUCTIONS

REGULAR U.S. MAIL:
Please use the business reply envelope provided with this prospectus, or mail to:

Citizens Funds
PO Box 182456
Columbus, OH 43218-2456

WIRING INSTRUCTIONS:         TRANSFER AGENT AND DIVIDEND PAYING AGENT:

Citizens Funds               BISYS
c/o Fifth Third Bank         3435 Stelzer Road
38 Fountain Square Plaza     Columbus, OH 43219
Cincinnati, OH 45263

Routing #:  042000314
For Further Credit
A/C# 999-44-975
Shareholder name/fund name/account number

OVERNIGHT DELIVERY PACKAGES (E.G., FEDERAL EXPRESS, UPS, AIRBORNE EXPRESS):

Citizens Funds
3435 Stelzer Road
Columbus, OH 43219- 3035

PLEASE MAKE ALL CHECKS PAYABLE TO "CITIZENS FUNDS." WE ARE UNABLE TO ACCEPT THIRD-PARTY CHECKS.

==============================================================================
DIVIDENDS, DISTRIBUTIONS AND TAXES
==============================================================================
Unless you give us other instructions when you fill out your account application, or by telephone at (800) 223-7010 or in writing thereafter, we will automatically reinvest your dividends and distributions from the Fund into additional shares of the Fund at the Net Asset Value calculated on the date the dividends or distributions are payable.

We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. Information regarding dividends and other distributions will be included on your statement. Dividends and distributions of capital gains, if any, normally are declared and paid on the following schedule:

                              Dividends           Capital Gains Distributions
                       Declared        Paid       Long term     Short-term
===============================================================================
CITIZENS VALUE FUND    Annually      Annually     Annually      Annually


TAX MATTERS
The fund distributions you receive, whether paid in cash or reinvested in shares, generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Distributions designated as capital gain dividends are taxable as long term capital gains. All other fund distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by the Fund for the previous calendar year.

Distributions will reduce the Fund's Net Asset Value per share. As a result, if you purchase shares just before the Fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

When you redeem, sell or exchange shares of the Fund, it is generally considered a taxable event. Depending on the purchase price and the sale price for the shares redeemed, sold or exchanged, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) up to 31% of taxable distributions and redemption proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations. Under the Economic Growth and Tax Relief Reconciliation Act of

2001, the backup withholding rate will be reduced from 31% to 28% in a series of steps beginning on August 6, 2001.

The Fund will generally withhold U.S. federal income tax at the rate of 30% if you are neither a citizen nor a resident of the U.S. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

Please consult your tax adviser for further information regarding the federal, state and local tax consequences of an investment in a Citizens mutual fund.

Citizens Value Fund's Statement of Additional Information, which is available free upon request, contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it.

Additional information about the Fund's investments will be contained in the Fund's Annual and Semi-Annual Reports to shareholders, when available. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Citizens Funds' Semi-Annual Report will update information in the Annual Report for the subsequent six months.

To make inquiries about the Fund or get a copy of the Statement of Additional Information or Annual or Semi-Annual Reports when available, call (800) 223-7010 or visit Citizens Funds' web site at www.citizensfunds.com.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room you may call the Commission at (202)942-8090. Reports and other information about the Fund are available on the Commission's Internet site at www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

SEC File No. 811-03626.

CITIZENS
FUNDS(R)
(800) 223-7010
www.citizensfunds.com

Citizens Value FundSM is a servicemark of Citizens Advisers.
Citizens Funds(R) is a registered trademark of Citizens Advisers.

(c)2001 CITIZENs ADVISERS, INc.
Printed on recycled paper with soy-based inks.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                        RELATING TO THE ACQUISITION BY

                              CITIZENS VALUE FUND
                            (THE "ACQUIRING FUND"),
                          A SERIES OF CITIZENS FUNDS
                               230 Commerce Way
                             Portsmouth, NH 03801
                                1-800-223-7010

                               OF THE ASSETS OF

                            MEYERS PRIDE VALUE FUND
                            (THE "ACQUIRED FUND"),
                      A SERIES OF MEYERS INVESTMENT TRUST
                            8901 Wilshire Boulevard
                        Beverly Hills, California 90211
                                1-800-410-3337

                            Dated: August __, 2001

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus, dated August __, 2001 relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus. The Preliminary Statement of Additional Information for the Acquiring Fund accompanies this Statement of Additional Information. In addition, each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

     1. Prospectus and Statement of Additional Information for the Acquired Fund, dated September 28, 2000.

     2. Annual Report of the Acquired Fund for the year ended May 31, 2000 and Semi-Annual Report (unaudited) of the Acquired Fund for the period ended November 30, 2000.

                               TABLE OF CONTENTS
                                                                                Page

General Information.............................................................B-3
Pro Forma Financial Statements .................................................B-3

Exhibit A - Preliminary Statement of Additional Information for the Citizens Value Fund


                              GENERAL INFORMATION

     This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the Acquired Fund to Citizens Funds, on behalf of the Acquiring Fund, in exchange for shares of the Acquiring Fund (the "Reorganization"). The shares issued by the Acquiring Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that were outstanding immediately before the effective time of the Reorganization.

     After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Fund shares, the Acquired Fund will distribute such shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the effective time of the Reorganization will receive shares from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Acquired Fund. The Acquiring Fund will establish an account for each former shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Acquired Fund for each shareholder. Upon completion of the Reorganization with respect to the Acquired Fund, all outstanding shares of the Acquired Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and the Acquired Fund will wind up its affairs and be terminated as a series of Meyers Investment Trust under Delaware law.

     For further information about the transaction, see the Proxy
Statement/Prospectus.

                        PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Acquiring Fund because the Acquired Fund is being reorganized into a newly organized series of Citizens Funds that is being created to continue the operations of the Acquired Fund.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              CITIZENS VALUE FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                               ________ __, 2001

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Value Fund's Prospectus dated ________ __, 2001. A copy of the current Prospectus can be obtained by calling
(800) 223-7010, by writing Citizens Funds, 230 Commerce Way, Portsmouth, New Hampshire, 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.




                               Citizens Funds(R)

                              Citizens Value Fund

TABLE OF CONTENTS                                                         PAGE

Citizens Funds.............................................................__
Investment Strategies, Risks and Fundamental and Non-Fundamental Policies .__
Trustees, Officers and Beneficial Owners...................................__
Investment Advisory and Other Services.....................................__
Brokerage Allocation and Soft Dollars......................................__
Ownership of Shares and Shareholder Rights.................................__
How We Value Fund Shares...................................................__
Tax Matters................................................................__
How We Calculate Performance...............................................__
Financial Statements.......................................................__

CITIZENS FUNDS

     Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds presently consists of eight separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens International Growth Fund (inception date 12/20/00) and Citizens Value Fund (newly organized). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds.

     This Statement of Additional Information relates only to the Citizens Value Fund, Standard Class shares, hereinafter referred to as the "Fund."

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS
     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

     The Fund may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, the Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Adjustments to Portfolio Holdings
     The Fund will readjust its securities holdings periodically to the extent the Adviser or sub-adviser deems it prudent to do so. The timing and extent of adjustments in the holdings of the Fund will reflect the Adviser's or sub-adviser's judgment as to: (1) the appropriate portfolio mix to achieve the Fund's investment objective; (2) the appropriate balance between the goal of correlating the holdings of the Fund with the Fund's investment objective; (3) the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares; and (4) compliance with certain restrictions of the Fund imposed by the Fund's investment policies, including those mandated by the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any portfolio enhancement strategies will be successful, and the performance of the Fund may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Fund will receive and review, at least quarterly, a report prepared by the Adviser evaluating the performance of the Fund, and will consider what action, if any, should be taken in the event of a significant change in the performance of the Fund.

Warrants
     The Fund may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on the Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise. Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

Preferred Stock
     The Fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree or protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities
     The Fund may invest up to 10% of its assets in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     The Fund will limit investments in convertible securities to those generally considered to be "investment grade" debt securities, which are defined as being rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services ("Moody's"), or the equivalent of an investment grade rating by another rating agency. The highest rated debt securities (securities rated AAA by S&P or Aaa by Moody's) carry, in the opinion of such investment ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong.

Options
     The Fund may from time to time buy and write (sell) stock options that are traded on recognized securities exchanges and over-the-counter markets for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Generally, the Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until or on the expiration date. The premium that the Fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of each purchase. The premium that the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

      The use of derivative securities, such as options, depends on the Adviser's or sub-adviser's ability to predict correctly the direction of securities prices or other factors. Risks include:

     o the risk that securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
     o an imperfect correlation between the price of derivatives and the movements of the securities prices being hedged;
     o the possible absence of a liquid secondary market for any particular derivative at any time;
     o the potential loss if the counter party to the transaction does not perform as promised; and
     o the possible need to defer closing out certain positions to avoid adverse tax consequences.

      Options may present additional risks because the Adviser or sub-adviser may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

Money Market Instruments
      During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of the Fund's shares, the Fund may invest all or a portion of its assets in money market instruments, including, but not limited to:

     o    obligations of agencies and enterprises of the U.S. Government;
     o    bankers' acceptances and Certificates of Deposit of banks;
     o commercial paper or other corporate notes of investment grade quality; and
     o    Yankee bonds.

Lending of Portfolio Securities
      The Fund may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund. The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Fund's adviser, Citizens Advisers, Inc. (referred to as "Citizens Advisers" or the "Adviser").

      The Fund may invest its assets in one or more other investment companies. As an investor in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses.**]

Foreign Securities
      The Fund may invest in foreign securities that meet the Trust's social and financial criteria and that are publicly-traded in the United States in the form of American Depositary Receipts (ADR) or similar instruments that are traded in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Fund's share price will tend to reflect the movements of the different securities markets in which it may be invested. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

      The Fund may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

Private Placements and Illiquid Investments
      The Fund may invest up to 15% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. The Fund will not buy these illiquid securities unless the assets in the Fund exceed $10 million at the time of purchase. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Rule 144A Securities
      The Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Fund's Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Euro Conversion Risk
      The Fund may invest in ADRs or similar instruments of European issuers. Certain European countries that are a part of the European Economic Union have agreed to participate in the conversion to a single European currency, the euro. This conversion is to be completed by July 1, 2002 and its effects on investments in the securities of European issuers and foreign currencies are currently unclear. The Fund may be adversely affected if the conversion to the euro is not successfully completed or if the computer or other data processing systems used in European financial markets or by the Fund are not able to process transactions involving the euro.

SOCIALLY RESPONSIBLE INVESTING
      Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner which includes investing in companies that have positive workplace, community and environmental records.

      The Citizens Value Fund will avoid companies whose primary business is the manufacture of alcohol, tobacco, nuclear power, or conventional or nuclear weaponry. We also avoid companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management.

CALCULATED RISK
      Most investors focus on performance but it is as important to understand how much risk the Fund is taking on in the process. Here are some popular metrics to help evaluate risk.

Beta: A measure of the magnitude of the Fund's share price ups and downs relative to swings in the market. The market is assigned a beta of 1.00. If a portfolio has a beta of 1.20%, its share price has increased (or decreased) 12% if the market has increased (or decreased) 10%.

Standard Deviation: A measure of the dispersion of the Fund's return, i.e., the degree to which the Fund's return varies from its historical average. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility.

Alpha: A risk-adjusted performance measure representing the difference between the Fund's actual performance and the performance anticipated in light of the Fund's risk posture (beta). A positive alpha indicates that the Fund has produced a rate of return that is more than commensurate with its risk profile.

Sharpe Ratio: A measure of reward per unit of risk. The higher the Sharpe ratio, the greater the return per unit of risk. The Sharpe ratio is often used to compare mutual fund returns on a "level playing field."

GROWTH PLUS RISK MANAGEMENT
      The mission of Citizens Funds is to achieve superior investment returns for our shareholders. Towards this end, the Citizens Value Fund employs a value based investment approach seeking companies that are undervalued but fundamentally sound. While we strive to deliver strong investment performance, we are attentive to risk in the process. Risk management strategies are integral to how we manage the Fund.

      The Citizens Value Fund is not intended to be the lowest risk choice available to investors. Rather, the goal of our risk management strategies is to attain a reasonable, targeted level of risk commensurate with the Fund's mandates.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

      The Trust, on behalf of the Fund, has adopted the following policies which may not be changed with respect to the Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     1. The Fund may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     2. The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     3. The Fund may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     4. The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     5. The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     6. The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

      As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of the Fund will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Fund's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

TEMPORARY DEFENSIVE POSITIONS

      The Fund may invest some or all of its assets in cash, cash equivalents, money market instruments and repurchase agreements as temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions. Such temporary defensive positions would be inconsistent with the Fund's principal investment strategies and may adversely impact Fund performance.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

      A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The Trustees and officers are listed below. The Trustees and officers who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk. The address for each Trustee and officer is 230 Commerce Way, Portsmouth, NH 03801.


---------------------- ------------------ ------------------------------------------------
        NAME           POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
       AND AGE            WITH TRUST                    DURING PAST 5 YEARS
---------------------- ------------------ ------------------------------------------------
Judy Belk              Trustee            Consultant to Philanthropic Organizations
48 years of age                           (since 2000);
                                          Vice President, Global Public Affairs, Levi
                                          Strauss & Co. (1998 to 2000);
                                          Vice President, Community Affairs, Levi
                                          Strauss & Co. (1992 to 1998)
---------------------- ------------------ ------------------------------------------------
Walter D. Bristol, Jr. Trustee            Executive Vice President for Corporate
50 years of age                           Operations and Chief Financial Officer,
                                          American Heart Association (since 1996);
                                          Vice President, Finance, American Heart
                                          Association (1990 to 1996)
---------------------- ------------------ ------------------------------------------------
Sophia Collier*        Trustee            Portfolio Manager, Citizens Funds (since 1995);
45 years of age                           Chair of the Board of Directors, Citizens
                                          Advisers (since 1991);
                                          President, Citizens Funds and Citizens
                                          Advisers (1991 to September 1998)
---------------------- ------------------ ------------------------------------------------
Jeannie H.             Trustee            Senior Vice President, Corporate Sourcing,
Diefenderfer                              Verizon Communications (since 1998);
40 years of age                           Executive Director, Equipment Installation,
                                          Bell Atlantic Network Services (1996
                                          to 1998); New England Telephone,
                                          NYNEX (1984 to 1996)
---------------------- ------------------ ------------------------------------------------
Pablo S. Eisenberg     Trustee            Senior Fellow, Public Policy Institute,
68 years of age                           Georgetown University (since 1999);
                                          Executive Director for Community Change (1975
                                          to 1998)
---------------------- ------------------ ------------------------------------------------
Mitchell A. Johnson*   Trustee            Director, Eldorado Bancshares, Inc. (since
59 years of age                           1997);
                                          President, M.A.J. Capital Management, Inc.
                                          (money management firm) (1994 to 1995);
                                          Senior Vice President of Corporate Finance,
                                          Student Loan Marketing Association (1987 to
                                          1994)
---------------------- ------------------ ------------------------------------------------
Azie Taylor Morton*    Chair of the       Investment adviser;
65 years of age        Board and Trustee  Consultant/Director of Marketing, GRW Capital
                                          Corporation (broker-dealer) (since 1992);
                                          Director, Schlotzsky's, Inc. (since 1996)

---------------------- ------------------ ------------------------------------------------


---------------------- ------------------ ------------------------------------------------
        NAME           POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
       AND AGE            WITH TRUST                    DURING PAST 5 YEARS
---------------------- ------------------ ------------------------------------------------
Martha S. Pope         Trustee            Senior Advisor for the Northern Ireland Peace
56 years of age                           Negotiations (January 1995 to July 1998);
                                          Secretary of the United States Senate (April
                                          1994 to January 1995);
                                          Sergeant at Arms of the United States Senate
                                          (January 1991 to March 1994)
---------------------- ------------------ ------------------------------------------------
John L. Shields*       President and      President and Chief Executive Officer of
48 years of age        Trustee            Citizens Advisers (since September 1998);
                                          Senior Consultant, Cerulli Associates, a
                                          mutual fund consulting firm (1995 to 1998)
---------------------- ------------------ ------------------------------------------------
Sean P. Driscoll*      Treasurer          Vice President of Fund Accounting and
36 years of age                           Compliance, Citizens Advisers (since November
                                          1998);
                                          Director of Fund Administration, State Street
                                          Bank and Trust Company (March 1998 to November
                                          1998);
                                          Vice President of Compliance, Putnam
                                          Investments (January 1997 to March 1998);
                                          Fund Accountant and Director of Fund
                                          Administration, State Street Bank and Trust
                                          Company (1987 to 1997)
---------------------- ------------------ ------------------------------------------------
Marcia Kovalik*        Assistant          Counsel, Citizens Advisers, Inc. (since
38 years of age        Secretary          February 2001); Associate, Boynton, Waldron,
                                          Doleac, Woodman & Scott, P.A. (September 1995
                                          to February 2001); Law Clerk, New Hampshire
                                          Superior Court (August 1993 to August 1995)
---------------------- ------------------ ------------------------------------------------
Alaina Metz*           Assistant          Chief Administrative Officer of BISYS Fund
33 years of age        Secretary          Services (since June 1995)
---------------------- ------------------ ------------------------------------------------
John M. O'Brien*       Assistant          Vice President of Corporate Finance, Citizens
36 years of age        Treasurer          Advisers (since October 1998); Services
                                          Manager, Bank Boston (January 1998 to October
                                          1998);
                                          Business Manager, Fidelity Investments
                                          (October 1989 to January 1998)
---------------------- ------------------ ------------------------------------------------

      The Board of Trustees functions with a Nominating Committee comprised of each of the non-interested Trustees of the Trust, but pursuant to the Trust's Distribution Plan, the Trust has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan (the Independent Trustees) shall have responsibility for the selection and nomination of other Independent Trustees. This agreement will continue for so long as the Distribution Plan is in effect.

      The following compensation table discloses the aggregate compensation from the Trust for services provided for the Trust's fiscal year ended June 30, 2001. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

                      CITIZENS FUNDS - COMPENSATION TABLE
-------------------------------------------------------------------------------

                                                   AGGREGATE COMPENSATION FROM
                NAME OF PERSON AND POSITION*             CITIZENS FUNDS

                     Judy Belk - Trustee                      $4,500
              Walter D. Bristol, Jr. - Trustee                $4,500
              Jeannie H. Diefenderfer - Trustee               $3,500
                Pablo S. Eisenberg - Trustee                 $14,000
                  Martha S. Pope - Trustee                   $17,500

      * Ada Sanchez, who served as a Trustee of the Trust until November, 2000, received $4,750 in compensation from the Trust during its fiscal year ended June 30, 2001. Sophia Collier, Mitchell A. Johnson, Azie Taylor Morton and John L. Shields are interested Trustees and receive no compensation from the Trust for serving as Trustees.

    The Fund is newly organized and has no shareholders as of the date of this Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

      The Fund is managed by Citizens Advisers, Inc. under a contract known as the Management Agreement. The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement provides that the Adviser, subject to the control of the Trust's Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. The Adviser also manages the day-to-day operations of the Trust pursuant to the Management Agreement.

      Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers, Inc. She is the former President of Citizens Funds and remains on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

      Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

      John L. Shields is President and Chief Executive Officer of Citizens Advisers, Inc. and is the President and an interested Trustee of Citizens

Funds. Prior to joining Citizens Advisers in 1998, Mr. Shields was a senior management consultant with Cerulli Associates, a mutual fund consulting firm located in Boston, Massachusetts. He also held executive and other managerial positions with State Street Research Investment Services, Inc. and Fidelity Investments.

      At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers. Citizens Advisers has retained a sub-adviser to assist in the management of the Citizens Value Fund.

      MEYERS CAPITAL MANAGEMENT, LLC

      Our sub-adviser for the Citizens Value Fund, Meyers Capital Management, LLC ("Meyers Capital"), is a registered investment adviser and California limited liability company organized on January 23, 1996. The manager and principal owner of Meyers Capital is Ms. Shelly J. Meyers. The officers of Meyers Capital are Ms. Meyers, Chief Executive Officer and President, Mr. Leslie C. Sheppard, Executive Vice President, Ms. Laila Poveda, Vice President of Administration, and Mr. William Sileo, Vice President. Its headquarters are at 8901 Wilshire Boulevard, Beverly Hills, California 90211.

      Under a Sub-Advisory Agreement between the Adviser and Meyers Capital, the Adviser pays Meyers Capital a sub-advisory fee based on an annual rate of 0.30% of the Citizens Value Fund's average daily net assets up to and including the first $100 million of assets and a fee at an annual rate of 0.45% of the Value Fund's average daily net assets in excess of the first $100 million.

      MANAGEMENT FEES

      The Adviser provides the Fund, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser.

      The Fund pays the Adviser a fee for its services at a rate of 1.00% per annum of average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million. The fee is accrued daily and payable monthly.

      The Adviser has contractually agreed to limit expenses for the Fund for the period of commencement of operations until June 30, 2002. If the Fund's aggregate expenses would exceed on a per annum basis 1.95% of its average daily net assets, the Adviser will waive certain fees and/or reimburse certain expenses for the amount of the excess.

      The Fund is newly organized and has not paid fees to the Adviser as of the date of this Statement of Additional Information.

CITIZENS SECURITIES, INC.

      Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as the Fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Portsmouth, New Hampshire 03801. John L. Shields, President and CEO of Citizens Advisers, is also President and CEO of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

      Citizens Advisers also performs a wide variety of administrative duties for the Fund under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions that maintain omnibus accounts with Citizens Funds. These fees and expenses are payable monthly up to 0.10% of the Fund's average annual net assets.

      The administrative services provided to the Fund include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Fund audit with Fund auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the custodian and transfer agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of prospectuses and statements of additional information, proxies and other regulatory filings; and special projects. The Adviser has contracted BISYS Fund Services Ohio, Inc. ("BISYS") to act as a sub-administrator to perform certain administration services for the Fund.

      In addition, Citizens Securities provides a number of administrative services to the Fund relating primarily to shareholder services and communications, and is paid a per account fee. These include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the transfer agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

      The Fund is newly organized and has not paid administrative or shareholder servicing fees as of the date of this Statement of Additional Information.

12B-1 PLAN

      Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of the Fund's shares.

      The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. Pursuant to this Plan, the Trust, on behalf of the Fund, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of a Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

      The Distribution Plan allows for compensation to be paid to the Fund's distributor and others in an amount equal to 0.25% of the average annual net assets of the Fund.

      The 12b-1 Plan will continue in effect if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the Fund, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

EXPENSES

      Other expenses to be paid by the Fund include all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to shareholders.

      When a cost is shared by several series of Citizens Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. The Fund is newly organized and has not paid expenses as of the date of this Statement of Additional Information.

CODES OF ETHICS

      The Trust, the Adviser, the sub-adviser and the distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

Custodian
      Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Fund. The custodian's responsibilities include holding the securities and cash of the Fund, receiving and reporting all purchases and redemptions and collecting interest and dividends in the Fund. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Fund Accountant
      The transfer agent, dividend-paying agent and fund accountant for the Fund is BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Fund shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities. In its capacity as fund accountant, BISYS is responsible for providing certain accounting services, including calculation of the Net Asset Value per share, calculation of the dividend and capital gain distributions, if any, and of yield, affirmation to the Fund's custodian of all portfolio trades and cash settlements and verification and reconciliation with the Fund's custodian of all daily trade activities.

Auditors
      PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel
      Bingham Dana LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

BROKERAGE ALLOCATION AND SOFT DOLLARS

      The Adviser will seek to obtain for the Fund the best net price and the most favorable execution of orders. The factors the Adviser and sub-adviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability. These considerations are weighed by the Adviser and sub-adviser in determining the reasonableness of the overall costs and commissions charged.

      Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Fund buys. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

      The Adviser will comply with Rule 17e-1 under the 1940 Act in regard to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. The Fund is newly organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

      In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or the sub-adviser exercises investment discretion.

      The Adviser or the sub-adviser may cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser or the sub-adviser has with respect to accounts over which they exercise investment discretion.

      The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Fund. The sub-adviser will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or the sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

      Any soft dollars generated by transactions on behalf of the Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the Fund. These brokerage and research services, however, need not exclusively benefit the Fund, and may also benefit other series of the Trust or other clients of the Adviser or the sub-adviser. For these purposes, brokerage and research services mean services that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

      The investment management or advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

      The Fund is newly-organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

      The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

VOTING RIGHTS

      Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

      The Fund normally declares and pays dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

SHAREHOLDER AND TRUSTEE LIABILITY

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares
      It's easy to buy shares of the Fund. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

      Your cost for shares of the Fund will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

      Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

      Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

Investment Minimums

      The minimum initial investment in the Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts).

      The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum for the Fund, you will be assessed a monthly fee of $3.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 60 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

      There is an annual fee of $10 for each Individual Retirement Account
(IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

Automatic Investment Plan
      To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your Fund. We will do the rest.

How to Sell Shares

      Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $25,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

      If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

      Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

      Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

      Certain requests for redemption under $25,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

      We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer.

Additional Redemption Information

      The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. The Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund pays redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist that would make cash payments undesirable. In that case, the Fund could send redemption payments in securities from the Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

      The Trust or its Adviser has the right to compel the redemption of shares of the Fund if the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum ($1,000 for UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum.

      When you redeem shares of the Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

HOW WE VALUE FUND SHARES

      The value of the fixed income securities in which the Fund may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities may comprise a portion of the assets in the Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

      The value of equity securities held in the Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

      The Net Asset Value per share of the Fund is determined by adding the market value of all securities and other assets of the Fund, then subtracting the liabilities, and then dividing the result by the number of outstanding shares of the Fund. All expenses are accrued daily and taken into account in determining Net Asset Value. We expect the Net Asset Value per share in the Fund to fluctuate.

      The value of shares of the Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

      As described in the Prospectus, shares of the Fund are generally valued on the basis of market values. Equity securities are valued at the closing sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the bid price. Securities maturing within 60 days are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

      Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

      Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

TAX MATTERS

      The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in the Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in the Fund may have in their particular situations.

TAXATION OF THE FUND

      FEDERAL TAXES. The Fund is a series of the Trust, and is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to elect and to qualify to be treated as a "regulated investment company" under Subchapter M of the Code for its first and each subsequent taxable year. In order to so qualify, the Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

      If the Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a regulated investment company in any year, it would incur federal income taxes upon its taxable income and distributions paid to shareholders would generally be taxable as ordinary dividend income.

      MASSACHUSETTS TAXES. As long as the Fund maintains its status as a regulated investment company under the Code, it will not be required to pay any Massachusetts income or excise tax.

      FOREIGN TAXES. Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on foreign income; the Fund intends to qualify for such reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

TAXATION OF SHAREHOLDERS

      TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

      DIVIDENDS-RECEIVED DEDUCTION. A portion of any ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

      "BUYING A DIVIDEND." Any dividend or distribution from the Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in the Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from the Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

      BACKUP WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate will be reduced from 31% to 28% in a series of steps beginning on August 6, 2001. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons.

      DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

      OPTIONS. The Fund's transactions in options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

      FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of the Fund. For example, investments in "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional gain or loss to the Fund.

      The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

HOW WE CALCULATE PERFORMANCE

      All performance reported in advertisements is historical and not intended to indicate future returns. The Fund's total return includes the performance of its predecessor, the Meyers Pride Value Fund, a registered investment company which will contribute its assets to the Fund at the commencement of the Fund's operations.

      From time to time the yield and compounded effective yield of the Fund may be published in advertisements and sales material.

TOTAL RETURN AND OTHER QUOTATIONS

      We can express investment results for the Fund in terms of total return. Total return refers to the total change in value of an investment in the Fund over a specified period.

      In calculating the total return of the Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the Fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:
P(1 + T)n = ERV
where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

For the period ended June 30, 2001 the Meyers Pride Value Fund had the following performance:

                                                   Average Annual Total Return
                          One Year Total Return           Since Inception

Meyers Pride Value Fund           (0.18)%                     15.36%
                                                           (6/13/96)

FINANCIAL STATEMENTS

      The Fund is newly organized and has not issued financial statements as of the date of this Statement of Additional Information.

                           PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Reference is hereby made to (a) Section 9 of the Agreement and Plan of Reorganization, (b) Article Seventh of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 42 to its Registration Statement on Form N-1A; (c) Section 7 of the Registrant's Distribution Agreement with Citizens Securities, Inc., filed as an Exhibit to Amendment No. 45 to its Registration Statement on Form N-1A; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

     Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

ITEM 16.  EXHIBITS

(1)(a)  Declaration of Trust
        Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.
(1)(b)  Form of Amended and Restated Declaration of Trust
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(2)     By-Laws
        Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on October 7, 1997.
(3)     Not Applicable.
(4) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit B.
(5)     Not Applicable.
(6)(a)  Form of Management Agreement with Citizens Advisers, Inc.
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(6)(b) Form of Sub-Investment Advisory Agreement with Meyers Capital Management, LLC
        Incorporated by reference to Post-Effective Amendment
        No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(7)(a)  Distribution Agreement with Citizens Securities, Inc.
        Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.
(7)(b) Form of Letter Agreement adding Citizens Value Fund to the Distribution Agreement
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(8)     Not Applicable.
(9)(a)  Custodian Contract with Fifth Third Bank
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(9)(b) Form of Letter Agreement adding Citizens Value Fund to the Custodian Contract
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(10)    Form of Rule 12b-1 Distribution Plan
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(11) Opinion and consent of Bingham Dana LLP as to the legality of the securities being registered
        Filed herewith.
(12)    Form of opinion and consent of Bingham Dana LLP as to tax matters
        Filed herewith.
(13)(a) Administrative and Shareholder Services Agreement
        Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on November 1, 2000.
(13)(b) Form of Letter Agreement adding Citizens Value Fund to the Administrative and Shareholder Services Agreement
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(13)(c) Renewal of Administrative and Shareholder Services Agreement Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on November 1, 2000.
(13)(d) Transfer Agency Agreement with BISYS
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(13)(e) Form of Letter Agreement adding Citizens Value Fund to the Transfer Agency Agreement
        Incorporated by reference to Post-Effective Amendment
        No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(13)(f) Amendment to the Transfer Agency Agreement with BISYS
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(13)(g) Form of Expense Reimbursement Agreement
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.

(14)    Consent of Independent Public Accountants
        Filed herewith.
(15)    Not Applicable.
(16)    Powers of attorney
        Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2- 80886), as filed with the Securities and Exchange Commission on July 9, 2001.
(17)(a) Form of proxy card
        Filed herewith
(17)(b) Annual Report of the Meyers Pride Value Fund, dated May 31, 2000 and Semi-Annual Report of the Meyers Pride Value Fund, dated November 30, 2000
        Incorporated by reference to the filings made on behalf of Meyers Investment Trust on August 4, 2000 (Annual Report) and January 30, 2001 (Semi-Annual Report).
17(c) Prospectus and Statement of Additional Information of the Meyers Pride Value Fund, dated September 28, 2000
        Incorporated by reference to
        Post-Effective Amendment No. 7 to the Registration Statement of Meyers Investment Trust on Form N-1A (File No. 333-02111) as filed with the Securities and Exchange Commission on September 22, 2000

ITEM 17.  UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Portsmouth and State of New Hampshire on this 9th day of July, 2001.

                                        CITIZENS FUNDS
                                        By  /s/ John L. Shields
                                        ------------------------
                                        John L. Shields, President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities on July 9, 2001.

________________________________________________________________________________
/s/ John L. Shields                    Trustee, President, Principal Executive,
---------------------------            Financial and Accounting Officer
(John L. Shields)

________________________________________________________________________________
Judy Belk*                             Trustee
---------------------------
(Judy Belk)

________________________________________________________________________________
Walter D. Bristol, Jr. *               Trustee
---------------------------
(Walter D. Bristol, Jr.)

________________________________________________________________________________
Sophia Collier*                        Trustee
---------------------------
(Sophia Collier)

________________________________________________________________________________
Jeannie H. Diefenderfer *              Trustee
---------------------------
(Jeannie H. Diefenderfer)

________________________________________________________________________________
Pablo Eisenberg*                       Trustee
---------------------------
(Pablo Eisenberg)

________________________________________________________________________________
Mitchell A. Johnson*                   Trustee
---------------------------
(Mitchell A. Johnson)

________________________________________________________________________________
Azie Taylor Morton*                    Trustee
---------------------------
(Azie Taylor Morton)

________________________________________________________________________________
Martha Pope*                           Trustee
---------------------------
 (Martha Pope)

________________________________________________________________________________
By      /s/ John L. Shields
        ---------------------------
        John L. Shields
        Pursuant to Powers of Attorney

________________________________________________________________________________

                                 EXHIBIT INDEX

Exhibit No.    Description

  (11) Opinion and consent of Bingham Dana LLP as to the legality of the securities being registered
  (12) Form of opinion and consent of Bingham Dana LLP as to tax matters
  (14)         Consent of Independent Public Accountants
  (17)(a)      Form of proxy card